UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-00121
Name of Registrant:	Vanguard Wellington Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2013 – November 30, 2014
Item 1: Reports to Shareholders

Annual Report | November 30, 2014

Vanguard Wellington™ Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	35
About Your Fund’s Expenses.	36
Trustees Approve Advisory Arrangement.	38
Glossary.	39

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2014
Total
Returns
Vanguard Wellington Fund
Investor Shares	11.72%
Admiral™ Shares	11.82
Wellington Composite Index	13.11
Mixed-Asset Target Allocation Growth Funds Average	8.73

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance November 30, 2013, Through November 30, 2014

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard Wellington Fund
Investor Shares	$39.17	$41.02	$0.982	$1.538
Admiral Shares	67.65	70.85	1.750	2.656

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended November 30, 2014, Vanguard Wellington Fund returned almost 12%. It finished behind its benchmark, the Wellington Composite Index, but significantly ahead of the average return of its peers.

Despite recent volatility both domestically and internationally, the broad U.S. stock and bond markets posted positive results for the 12 months. In this environment, the equity portion of your fund notched gains in nine out of ten market sectors. The fund’s fixed income portfolio also fared well; the advisor’s selections among corporate bonds contributed most to returns.

On November 30, the fund’s 30-day SEC yield was 2.14% for Investor Shares and 2.22% for Admiral Shares, compared with 2.23% for Investor Shares and 2.31% for Admiral Shares a year earlier.

Monetary policy and corporate gains gave the U.S. stock market a boost
The broad U.S. stock market gained more than 15% for the 12 months ended November 30, 2014. Generally accommodative global monetary actions and strong corporate earnings offset investor concern about geopolitical issues such as economic struggles in Europe and strife in the Middle East.

Investors seemed to take comfort in assurances from the Federal Reserve that it would keep short-term interest rates low,

even as it ended its stimulative bond-buying program as anticipated. Meanwhile, the Bank of Japan, the European Central Bank, and the People’s Bank of China all announced additional stimulus measures.

As many foreign currencies weakened against the U.S. dollar, international stocks managed a return of about 1% in dollar terms. Emerging markets fared better than the developed markets of Europe and the Pacific region.

Bond prices continued to climb after slipping over the summer
Global central-bank stimulus also helped the broad U.S. taxable bond market, which returned 5.27%. Bond prices, which slipped in the summer, generally rose during the period. The strong returns surprised most analysts, who had predicted that already low yields wouldn’t continue to drop. Even though the Fed began winding down its bond purchases in January, prices rose and yields fell. (Bond prices and yields move in opposite directions.) The yield of the 10-year U.S. Treasury note ended November at 2.25%, down from 2.74% a year earlier.

Municipal bonds returned 8.23% as a combination of diminished supply and greater demand pushed prices higher.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) posted a –2.53% result.

Market Barometer
		Average Annual Total Returns Periods Ended November 30, 2014

	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.56%	21.05%	16.25%
Russell 2000 Index (Small-caps)	3.99	18.36	16.69
Russell 3000 Index (Broad U.S. market)	15.53	20.84	16.28
FTSE All-World ex US Index (International)	1.05	10.29	5.94

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.27%	3.00%	4.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.23	4.78	5.12
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

CPI
Consumer Price Index	1.32%	1.44%	1.77%

Money market funds and savings accounts barely budged as the Fed kept its target for short-term interest rates at 0%–0.25%.

The fund notched solid results but trailed its benchmark index
Vanguard Wellington Fund, which marked its 85th anniversary a little more than midway through the fiscal year, is invested about 65% in stocks and 35% in bonds. In strong markets such as the one we’ve experienced in recent years, the equity portion of a balanced portfolio can offer investors the opportunity for long-term growth.

In more volatile times, bonds and short-term investments can help cushion dramatic swings in the stock market.

The fund is broadly diversified, investing in about 100 stocks and more than 700 bonds across all market sectors.

For the fiscal year, the fund’s stock portfolio returned 14.89%, trailing the 16.86% return of its equity benchmark, the S&P 500 Index. Stocks of health care, technology, and financial companies added most to the fund’s overall performance. Together, these three sectors were responsible for the bulk of the equity portfolio’s return.

Although the fund notched a double-digit advance in financials, its results were notably behind the sector’s return in the benchmark. This was partly because of missed opportunities among credit card issuers and stock brokerages.

Expense Ratios Your Fund Compared With Its Peer Group

	Investor Shares	Admiral Shares	Peer Group Average

Wellington Fund	0.26%	0.18%	0.97%

The fund expense ratios shown are from the prospectus dated March 25, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2014, the fund’s expense ratios were 0.26% for Investor Shares and 0.18% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Mixed-Asset Target Allocation Growth Funds.

Hurt by a slide in oil prices, energy was the only sector to post negative results for both the fund and the benchmark. It was among the sectors that weighed the most on the fund’s relative performance, as disappointing stock choices compounded generally weak returns.

The consumer discretionary sector was an area of strength. The fund’s holdings outpaced those of the benchmark thanks to good selection within media companies and home improvement retailers.

The fund’s bonds returned 6.46%, slightly ahead of the 6.27% return of their benchmark, the Barclays U.S. Credit A or Better Bond Index. The difference can be attributed mostly to the advisor’s corporate bond selections, especially among industrial companies.

For more on the fund’s positioning during the fiscal year, please see the Advisor’s Report that follows this letter.

Your fund continued to deliver impressive long-term results
The Wellington Fund continued to produce strong long-term results. For the ten years ended November 30, 2014, it posted an average annual return of 8.29%, ahead of its composite index (+7.27%) and peer group (+5.92%).

Total Returns Ten Years Ended November 30, 2014

Average Annual Return

Wellington Fund Investor Shares	8.29%
Wellington Composite Index	7.27
Mixed-Asset Target Allocation Growth Funds Average	5.92
For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The fund’s admirable track record is, of course, a tribute to the experience and talent of its advisor. For more than eight decades, Wellington Management Company, llp, has served the fund’s shareholders well. It still adheres to the strong investment principles that guided it through the worst stock market crash in U.S. history, which happened shortly after the fund’s inception in 1929, and the Great Depression that followed. Wellington’s efforts over the years have been aided by the fund’s low costs, which allow investors to keep more of the return on their investment.

Realistic expectations are key to reaching your long-term goals
Over the last several years, investors have grown accustomed to mostly strong returns from both stocks and bonds. This, of course, has been a welcome development for our clients as they strive to achieve their financial goals. But as any experienced investor knows, markets aren’t always so favorable.

Our recently published economic and market outlook research paper cautions that, over the next decade, returns for a balanced 60% equity/40% bond portfolio are likely to be moderately below long-run historical averages. (For more details, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/ research.)

I point out our modest projections not to be discouraging but to be helpful. Realistic expectations are the foundation of a sound plan to reach your long-term objective, whether it’s establishing a secure retirement, paying for a child’s education, or achieving some other goal.

If you expect too much from the markets, you might not save sufficiently. You might also take on excessive risk in your portfolio in the pursuit of unrealistically high returns.

We firmly believe that a better course is to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

The beauty of these principles is that, unlike market returns, each one is within your control, and focusing on them can put you on the right path.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 11, 2014

Advisor’s Report

Vanguard Wellington Fund returned almost 12% for the 12 months ended November 30, 2014. It outperformed the Lipper Mixed-Asset Target Allocation Growth Funds Average return of nearly 9% but finished about 140 basis points behind its benchmark, the Wellington Composite Index. (The index is weighted 65% large-capitalization stocks as measured by the S&P 500 Index and 35% high-quality corporate bonds as measured by the Barclays U.S. Credit A or Better Bond Index.) The fund’s equity portfolio lagged the equity segment of the benchmark, but the fixed income portfolio outpaced its portion.

Investment environment
Stock markets in the United States and abroad posted solid returns for investors during the fiscal year. The MSCI World Index returned 9.5%, and the S&P 500 Index was up 16.9%. The MSCI EAFE Index—which tracks the performance of developed markets outside the United States—trailed, returning only –0.02%.

Fixed income markets also rose. The Barclays U.S. Aggregate Bond Index returned 5.27%, ahead of the Barclays Global Aggregate Bond Index, which returned just 0.68% (in USD terms). The yield on the 10-year U.S. Treasury note fell, beginning the period at 2.74% and ending at 2.25%.

Bond market volatility was elevated during the first part of the fiscal year as the Federal Reserve discussed tapering its asset purchases. In addition, severe weather in many parts of the country slowed activity and left the underlying upward growth trend in question. This led to a tempering of higher rate expectations and a decline in U.S. rates.

Our successes
In the stock portfolio, security selection in the consumer discretionary and information technology sectors aided relative performance. In consumer discretionary, Lowe’s and Time Warner were among our standouts. Lowe’s has benefited from the recovery in home improvement spending and tight cost controls. It posted strong same-store sales growth during the year and was able to generate very healthy earnings-per-share growth. We continue to own the stock and remain optimistic about the recovery in the U.S. housing market.

We were a longtime owner of Time Warner and the stock had been a solid performer. But the company was the subject of a takeover attempt by Fox that did not work out, so we eliminated it to make room for a company with a more favorable risk/reward profile. The fund also benefited from not owning Amazon.com, which lagged in the benchmark.

In information technology, Intel, Microsoft, and Cisco all performed well. Intel’s shares jumped in July after the company posted strong quarterly revenue and earnings driven by solid results in PCs, servers, and tablets. In addition, management raised its guidance for the fourth quarter of 2014. We are confident that Intel is finally turning the corner in terms of its ability to sell technology for chips contained in devices other than PCs. We believe that if it can become more competitive in markets such as wireless mobile devices, it can be a great competitor, and its stock should benefit.

The fixed income portion of the Wellington Fund generated a positive return and finished ahead of its high-quality corporate benchmark, the Barclays U.S. Credit A or Better Bond Index. Corporate bond selection was favorable, especially among industrials. Our bond picks in the consumer, energy, and communications subsectors were among the most helpful to relative performance. Credit selection in utilities, notably electric utilities, and our exposure to BBB-rated corporates also enhanced returns.

Our shortfalls
Because of its high-quality orientation, the fund’s equity portion is less likely to outpace its benchmark during the type of speculative rallies the market has experienced recently. Conversely, it should be well-positioned if the market corrects, because its yield and attractive relative valuation should protect it on the downside.

In the stock portfolio, security selection was the main driver of relative underperfor-mance. Relative results were weakest in financials; positions in Standard Chartered, Prudential Financial, UBS, and Mitsubishi UFJ Financial Group all lagged. Standard Chartered declined after the retail and commercial bank posted a drop in third-quarter profits from a year ago as impairments for bad loans almost doubled and regulatory compliance costs increased. We believe these are short-term issues to which the market overreacted. We continue to hold the stock and remain confident that the company operates a strong business with diverse earnings.

Energy stocks also hurt relative results as shares of BG Group, Anadarko Petroleum, and Chevron declined. BG Group is a U.K.-based natural gas-focused oil and gas exploration company. Its third-quarter results were below expectations after weak upstream earnings and the recent slide in crude oil prices.

We believe the company’s startup operations in Brazil and Australia are critical to its long-term success. We are attracted to its exposure to Brazil’s pre-salt opportunities and think it can deliver sustainable growth. With a strong growth outlook driven by new projects, a continuing review of its asset mix, a new CEO, and a likely return to free cash flow generation in 2015, BG appears attractively valued. We continue to hold a position.

Shares of Anadarko Petroleum, an independent exploration and production company, fell after the company missed consensus earnings expectations at the end of 2013. This was partly as a result of weaker price realizations and U.S. oil volumes. The stock has also recently been affected, along with the broader energy group, by tumbling oil prices. Anadarko stands out to us based on the quality of its underlying asset base and the execution capabilities of its management team. We remain invested because of its strong oil production growth, solid free cash flow, and attractively priced shares.

Our short-duration interest rate position hurt the fixed income portfolio as rates at the long end decreased during the fiscal year. Our selection in taxable municipal revenue bonds also detracted modestly.

The fund’s positioning
In the equity portfolio, health care and financials remained our largest overweight sector positions compared with the S&P 500 Index. Our largest underweight positions were information technology and consumer discretionary. At the end of the period, our largest absolute weighting was in financials.

During the year, we initiated positions in 21st Century Fox, ABB, International Paper, and Las Vegas Sands. Las Vegas Sands owns and operates casino resorts in Las Vegas, Macao, and Singapore. We believe it is one of the best-positioned companies in Macao, which is the largest gaming jurisdiction in the world. Growth in Macao should rise as it builds infrastructure, transportation, bridges, and immigration facilities to improve access for a larger portion of the Chinese population.

We eliminated our holdings in Time Warner, BP, eBay, and Siemens. We swapped out of BP and into Marathon Oil because we believe the market still undervalues the quality of Marathon’s unconventional assets in the United States. The company’s new CEO is focusing on better capital allocation policies. An expected change in the perception of its resource base, a discounted valuation, an opportunistic buyback program, and an attractive yield offer outsized upside potential with moderate downside risk.

Globally, the economic outlook has deteriorated and the risks are higher than they were last year. Although the United States looks to be in relatively better shape, we believe the consensus of economic growth projections is still too optimistic.

Accordingly, we have become slightly more defensive in our equity positioning. We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in those whose business fundamentals are poised to improve. As always, an above-average dividend is central to our selection process. Our discipline is focused on identifying industries with favorable supply-and-demand dynamics and, ultimately, the best stocks within those industries.

In fixed income, we strongly believed that the slowdown in the U.S. economy earlier this year was largely weather-related and that a growth trajectory would return. However, other major economic groups around the globe weakened during the period, leading their central banks to moderate their own monetary policies, which included quantitative easing.

Although those policies are aimed at stimulating domestic growth, they ultimately push capital away from lower-yielding markets into higher-yielding markets such as the United States. One of the major forces driving yields lower this year, this effect is the main reason we increased our duration posture relative to the bond portfolio’s high-quality benchmark. As of November 30, 2014, the portfolio’s duration was 6.53 years. The Barclays U.S. Credit A or Better Bond Index’s duration was 6.67 years.

Over time, we expect short-term interest rates to rise as the U.S. recovery lengthens and broadens and the prospects for reduced government involvement increase. We have less conviction about the direction of long-term U.S. interest rates because of the global forces previously mentioned.

We believe that increases to risk premiums caused by tight liquidity could create opportunities to add to fixed income risk sectors in general and credit-sensitive assets in particular, as fundamentals still look favorable. We view the U.S. corporate bond sector positively because the asset class has weathered the economic cycle relatively well. Investment-grade corporate bond issuers continue to produce good earnings, protect their balance sheets, and maintain ample liquidity.

Edward P. Bousa, CFA,
Senior Vice President and
Equity Portfolio Manager

John C. Keogh, Senior Vice President and
Fixed Income Portfolio Manager

Wellington Management Company, llp

December 10, 2014

Wellington Fund

Fund Profile
As of November 30, 2014

Share-Class Characteristics
	Investor Shares	Admiral Shares

Ticker Symbol	VWELX	VWENX
Expense Ratio1	0.26%	0.18%
30-Day SEC Yield	2.14%	2.22%

Equity and Portfolio Characteristics
Fund		S&P 500 Index	DJ U.S. Total Market FA Index
Number of Stocks	97	502	3,748
Median Market Cap	$97.9B	$75.1B	$48.6B
Price/Earnings Ratio	17.5x	19.4x	20.7x
Price/Book Ratio	2.4x	2.8x	2.7x
Return on Equity	18.7%	18.8%	17.6%
Earnings Growth
Rate	13.7%	15.7%	15.7%
Dividend Yield	2.5%	2.0%	1.8%
Foreign Holdings	7.6%	0.0%	0.0%
Turnover Rate	71%	—	—
Short-Term Reserves	1.5%	—	—

		Barclays Credit A or Better Index	Barclays Aggregate Bond Index
Fixed Income Characteristics
	Fund

Number of Bonds	775	3,173	8,993
Yield to Maturity
(before expenses)	2.5%	2.5%	2.2%
Average Coupon	3.8%	3.8%	3.3%
Average Duration	6.5 years	6.7 years	5.6 years
Average Effective
Maturity	9.5 years	9.5 years	7.6 years

Total Fund Volatility Measures
	Wellington Composite Index	DJ U.S. Total Market FA Index

R-Squared	0.96	0.92
Beta	0.95	0.61
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Wells Fargo & Co.	Diversified Banks	3.7%
Merck & Co. Inc.	Pharmaceuticals	2.9
Microsoft Corp.	Systems Software	2.9
Verizon Communications Inc.	Integrated Telecommunication Services	2.6
Comcast Corp.	Cable & Satellite	2.5
JPMorgan Chase & Co.	Diversified Banks	2.4
Exxon Mobil Corp.	Integrated Oil & Gas	2.3
Chevron Corp.	Integrated Oil & Gas	2.1
CVS Health Corp.	Drug Retail	2.1
Apple Inc.	Technology Hardware, Storage & Peripherals	1.9
Top Ten		25.4%
Top Ten as % of Total Net Assets		16.6%
The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated March 25, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2014, the expense ratios were 0.26% for Investor Shares and 0.18% for Admiral Shares.

Wellington Fund

Sector Diversification (% of equity exposure)
		S&P 500 Index	DJ U.S. Total Market FA Index

	Fund
Consumer
Discretionary	8.9%	12.0%	12.9%
Consumer Staples	9.0	9.9	8.5
Energy	8.7	8.4	7.6
Financials	21.0	16.3	17.6
Health Care	19.5	14.3	14.0
Industrials	12.1	10.4	11.3
Information
Technology	12.9	20.0	19.3
Materials	2.1	3.2	3.6
Telecommunication
Services	2.6	2.4	2.1
Utilities	3.2	3.1	3.1

Sector Diversification (% of fixed income portfolio)

Asset-Backed	5.0%
Commercial Mortgage-Backed	0.5
Finance	26.9
Foreign	3.1
Government Mortgage-Backed	6.5
Industrial	34.2
Treasury/Agency	13.9
Utilities	5.2
Other	4.7
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed income portfolio)

U.S. Government	20.8%
Aaa	5.8
Aa	13.5
A	44.2
Baa	15.6
Ba	0.1
Credit-quality ratings are obtained from Barclays and are generally from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. For more information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2004, Through November 30, 2014
Initial Investment of $10,000

		Average Annual Total Returns Periods Ended November 30, 2014

		One Year	Five Years	Ten Years	Final Value of a $10,000 Investment

	Wellington Fund Investor Shares	11.72%	11.39%	8.29%	$22,179
••••••••	Wellington Composite Index	13.11	12.36	7.27	20,179
– – – –	Mixed-Asset Target Allocation Growth
	Funds Average	8.73	10.15	5.92	17,779
- - - - -	Barclays U.S. Aggregate Bond Index	5.27	4.10	4.79	15,973
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	15.44	16.37	8.48	22,568
For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment

Wellington Fund Admiral Shares	11.82%	11.48%	8.40%	$112,004
Wellington Composite Index	13.11	12.36	7.27	100,896
Barclays U.S. Aggregate Bond Index	5.27	4.10	4.79	79,866
Dow Jones U.S. Total Stock Market Float
Adjusted Index	15.44	16.37	8.48	112,839

See Financial Highlights for dividend and capital gains information.

Wellington Fund

Fiscal-Year Total Returns (%): November 30, 2004, Through November 30, 2014

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1929	13.19%	11.53%	3.23%	5.10%	8.33%
Admiral Shares	5/14/2001	13.28	11.62	3.33	5.10	8.43

Wellington Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of November 30, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)	Percentage of Net Assets
Common Stocks
Consumer Discretionary
Comcast Corp. Class A	25,813,806	1,472,420	1.6%
Lowe’s Cos. Inc.	14,012,510	894,419	1.0%
Ford Motor Co.	45,663,770	718,291	0.8%
Twenty-First Century Fox Inc. Class A	19,220,658	707,320	0.8%
Walt Disney Co.	5,857,306	541,859	0.6%
Consumer Discretionary—Other †		811,632	0.9%
		5,145,941	5.7%
Consumer Staples
CVS Health Corp.	13,232,360	1,208,908	1.3%
Wal-Mart Stores Inc.	8,658,410	757,957	0.8%
Philip Morris International Inc.	6,377,040	554,356	0.6%
Procter & Gamble Co.	5,696,145	515,102	0.6%
Consumer Staples—Other †		2,201,512	2.5%
		5,237,835	5.8%
Energy
Exxon Mobil Corp.	15,026,684	1,360,516	1.5%
Chevron Corp.	11,280,590	1,228,118	1.4%
Anadarko Petroleum Corp.	8,174,060	646,977	0.7%
Energy—Other †		1,836,843	2.1%
		5,072,454	5.7%
Financials
Wells Fargo & Co.	39,211,097	2,136,221	2.4%
JPMorgan Chase & Co.	22,742,296	1,368,177	1.5%
ACE Ltd.	9,661,610	1,104,709	1.2%
Prudential Financial Inc.	11,997,580	1,019,554	1.1%
BlackRock Inc.	2,414,620	867,042	1.0%
PNC Financial Services Group Inc.	9,751,100	852,929	0.9%
Citigroup Inc.	12,813,360	691,537	0.8%

Wellington Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
MetLife Inc.	10,815,505	601,450	0.7%
Bank of America Corp.	25,855,410	440,576	0.5%
Financials—Other †		3,092,722	3.5%
		12,174,917	13.6%
Health Care
Merck & Co. Inc.	27,884,682	1,684,235	1.9%
Johnson & Johnson	10,213,806	1,105,644	1.2%
Pfizer Inc.	33,833,063	1,053,900	1.2%
Bristol-Myers Squibb Co.	16,746,125	988,859	1.1%
Medtronic Inc.	12,802,590	945,727	1.1%
Eli Lilly & Co.	13,376,790	911,227	1.0%
Cardinal Health Inc.	10,903,260	896,139	1.0%
AstraZeneca plc ADR	11,405,970	845,981	1.0%
UnitedHealth Group Inc.	7,860,960	775,326	0.9%
Roche Holding AG	2,519,671	753,988	0.8%
Health Care—Other †		1,374,880	1.5%
		11,335,906	12.7%
Industrials
United Parcel Service Inc. Class B	8,430,373	926,667	1.0%
Raytheon Co.	6,676,894	712,425	0.8%
Honeywell International Inc.	7,094,910	702,893	0.8%
General Electric Co.	26,063,100	690,412	0.8%
FedEx Corp.	3,754,610	668,996	0.8%
United Technologies Corp.	6,059,900	667,074	0.7%
Industrials—Other †		2,629,564	2.9%
		6,998,031	7.8%
Information Technology
Microsoft Corp.	35,192,210	1,682,540	1.9%
Apple Inc.	9,501,955	1,130,067	1.3%
Intel Corp.	30,107,680	1,121,511	1.2%
Accenture plc Class A	10,665,710	920,771	1.0%
Cisco Systems Inc.	32,036,020	885,476	1.0%
QUALCOMM Inc.	6,983,580	509,103	0.6%
Texas Instruments Inc.	9,152,202	498,063	0.6%
Information Technology—Other †		752,291	0.8%
		7,499,822	8.4%
Materials
Dow Chemical Co.	11,209,530	545,568	0.6%
Materials—Other †		665,210	0.7%
		1,210,778	1.3%
Telecommunication Services
Verizon Communications Inc.	29,384,180	1,486,546	1.7%

Utilities
NextEra Energy Inc.	7,113,650	742,594	0.8%
Utilities—Other †		1,105,622	1.3%
		1,848,216	2.1%
Total Common Stocks (Cost $36,975,839)		58,010,446	64.8%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury
	Note/Bond	1.750%	9/30/19	950,000	961,580	1.1%
	United States Treasury
	Note/Bond	1.375%	9/30/18	953,900	959,414	1.1%
	United States Treasury
	Note/Bond	2.875%	5/15/43	784,297	777,560	0.9%
	United States Treasury
	Note/Bond	1.000%	9/15/17	500,000	502,420	0.5%
1,2	United States Treasury
	Note/Bond	0.500%–3.625%	6/30/16–8/15/44	864,535	891,116	1.0%
					4,092,090	4.6%
Conventional Mortgage-Backed Securities
3,4	Fannie Mae Pool	2.500%–4.500%	11/1/25–1/1/45	1,451,654	1,581,444	1.7%
	Conventional Mortgage-Backed Securities—Other †				329,764	0.4%
					1,911,208	2.1%
Nonconventional Mortgage-Backed Securities
3,4	Fannie Mae REMICS	3.500%–4.000%	9/25/29–5/25/31	28,311	30,216	0.0%
	Nonconventional Mortgage-Backed Securities—Other †				123,941	0.2%
					154,157	0.2%
Total U.S. Government and Agency Obligations (Cost $5,974,145)					6,157,455	6.9%
Asset-Backed/Commercial Mortgage-Backed Securities
3	Banc of America Commercial
	Mortgage Trust 2006-2	5.918%	5/10/45	15,060	15,714	0.0%
3	Banc of America Commercial
	Mortgage Trust 2006-5	5.414%	9/10/47	18,271	19,245	0.0%
3	Bear Stearns Commercial
	Mortgage Securities
	Trust 2006-PWR13	5.540%	9/11/41	21,890	23,180	0.0%
3	Merrill Lynch Mortgage
	Trust 2006-C1	5.862%	5/12/39	25,972	27,164	0.0%
5	Asset-Backed/Commercial
	Mortgage-Backed Securities—Other †				1,386,934	1.6%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,473,901)					1,472,237	1.6%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	3.300%–6.875%	5/16/16–4/1/44	422,423	464,605	0.5%
	Bank of America NA	5.300%–6.000%	3/15/17–10/15/36	98,000	110,514	0.1%
	Bear Stearns Cos. LLC	6.400%–7.250%	10/2/17–2/1/18	25,150	28,958	0.0%
	Citigroup Inc.	1.750%–8.500%	12/15/15–5/6/44	492,769	545,387	0.6%
	JPMorgan Chase & Co.	3.250%–6.300%	5/1/15–8/16/43	463,896	515,601	0.6%
	National City Corp.	6.875%	5/15/19	13,950	16,469	0.0%
	PNC Bank NA	3.300%–4.875%	9/21/17–11/1/25	84,845	90,507	0.1%
	PNC Financial Services
	Group Inc.	3.900%	4/29/24	41,565	42,500	0.1%
	Synchrony Financial	3.000%	8/15/19	10,990	11,155	0.0%
	Wells Fargo & Co.	2.150%–5.625%	4/15/15–11/4/44	474,117	498,834	0.6%
5	Banking—Other †				3,650,917	4.1%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Brokerage †				13,250	0.0%
Finance Companies
General Electric
Capital Corp.	3.100%–6.875%	1/7/21–1/10/39	442,651	506,674	0.6%
Insurance
ACE Capital Trust II	9.700%	4/1/30	20,000	29,550	0.0%
ACE INA Holdings Inc.	2.600%–5.800%	11/23/15–5/15/24	73,705	79,606	0.1%
5 Five Corners Funding Trust	4.419%	11/15/23	42,330	44,744	0.1%
Prudential Financial Inc.	2.300%–4.500%	5/12/16–11/15/20	70,905	74,868	0.1%
UnitedHealth Group Inc.	2.875%–6.000%	6/15/17–3/15/43	151,856	158,613	0.2%
5 Insurance—Other †				927,678	1.0%
5 Real Estate Investment Trusts †				129,099	0.1%
				7,939,529	8.9%
Industrial
Basic Industry †				311,435	0.3%
Capital Goods
General Electric Co.	2.700%–5.250%	12/6/17–3/11/44	84,420	88,723	0.1%
5 Capital Goods—Other †				715,485	0.8%
Communication
Comcast Corp.	2.850%–6.500%	1/15/23–3/1/44	211,845	225,661	0.3%
5 NBCUniversal
Enterprise Inc.	1.662%–1.974%	4/15/18–4/15/19	176,250	175,653	0.2%
NBCUniversal Media LLC	4.375%	4/1/21	23,900	26,410	0.0%
5 Verizon
Communications Inc.	3.450%–6.900%	9/15/20–8/21/46	402,552	462,329	0.5%
5 Communication—Other †				1,226,607	1.4%
Consumer Cyclical
CVS Health Corp.	2.750%–5.750%	6/1/17–12/1/22	57,891	57,423	0.1%
Lowe’s Cos. Inc.	5.500%–6.875%	2/15/28–9/15/37	91,595	118,189	0.1%
Wal-Mart Stores Inc.	2.550%–5.625%	10/25/20–4/15/41	236,799	269,007	0.3%
5 Consumer Cyclical—Other †				1,062,021	1.2%
Consumer Noncyclical
AstraZeneca plc	1.950%–6.450%	9/18/19–9/15/37	35,450	42,923	0.1%
Bristol-Myers Squibb Co.	3.250%	11/1/23	40,790	41,821	0.1%
Cardinal Health Inc.	1.700%–4.500%	3/15/18–11/15/44	96,480	96,239	0.1%
Eli Lilly & Co.	4.650%	6/15/44	29,425	32,326	0.0%
Johnson & Johnson	5.150%	7/15/18	14,800	16,747	0.0%
Medtronic Inc.	1.375%–3.625%	4/1/18–3/15/24	23,870	24,035	0.0%
Merck & Co. Inc.	1.300%–6.550%	5/18/18–5/18/43	120,535	125,067	0.1%
Pfizer Inc.	3.000%	6/15/23	65,000	65,265	0.1%
Wyeth LLC	5.950%	4/1/37	25,000	31,326	0.0%
Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	37,686	0.1%
5 Consumer Noncyclical—Other †				2,860,773	3.2%
Energy
Chevron Corp.	3.191%	6/24/23	49,470	50,760	0.1%
5 Energy—Other †				961,078	1.0%
5 Other Industrial †				63,586	0.1%
Technology
Apple Inc.	2.850%–4.450%	5/6/21–5/6/44	106,025	108,545	0.1%
Cisco Systems Inc.	2.900%–4.450%	1/15/20–3/4/21	37,445	40,424	0.0%
Microsoft Corp.	3.625%	12/15/23	16,000	17,092	0.0%
Technology—Other †				312,505	0.4%
Transportation
United Parcel Service Inc.	2.450%–4.875%	10/1/22–11/15/40	32,765	34,571	0.0%
5 Transportation—Other †				412,824	0.5%
				10,114,536	11.3%

Wellington Fund

		Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets

	Coupon
Utilities
Electric †				1,422,017	1.5%
Natural Gas †				60,587	0.1%
Other Utility †				51,257	0.1%
				1,533,861	1.7%
Total Corporate Bonds (Cost $18,247,554)				19,587,926	21.9%
5Sovereign Bonds (U.S. Dollar-Denominated) (Cost $872,462) †				922,346	1.0%
Taxable Municipal Bonds (Cost $1,155,691) †				1,399,172	1.6%

			Shares
Temporary Cash Investments
Money Market Fund
6,7 Vanguard Market Liquidity Fund	0.116%		18,561,600	18,562	0.0%

			Face Amount ($000)

Repurchase Agreements
Bank of America Securities, LLC
(Dated 11/28/14, Repurchase Value
$62,501,000, collateralized by
Federal Farm Credit Bank 0.000%,
3/15/17, Federal Home Loan
Mortgage Corp. 0.000%, 5/4/37,
with a value of $63,750,000)	0.100%	12/1/14	62,500	62,500	0.1%
Citigroup Global Markets Inc.
(Dated 11/28/14, Repurchase Value
$300,000, collateralized by U.S.
Treasury Note 0.875%, 8/15/17,
with a value of $306,000)	0.080%	12/1/14	300	300	0.0%
HSBC Bank USA (Dated 11/28/14,
Repurchase Value $36,600,000,
collateralized by Federal National
Mortgage Assn. 3.500%, 6/1/42,
with a value of $37,239,000)	0.080%	12/1/14	36,600	36,600	0.0%
RBC Capital Markets LLC (Dated
11/28/14, Repurchase Value
$184,002,000, collateralized by
Federal Home Loan Mortgage
Corp. 3.500%, 7/1/32–10/1/34,
Federal National Mortgage Assn.
3.500%, 8/1/27–11/1/44, with a
value of $187,680,000)	0.100%	12/1/14	184,000	184,000	0.2%
TD Securities (USA) LLC (Dated
11/28/14, Repurchase Value
$16,400,000, collateralized by
Federal Home Loan Mortgage Corp.
3.500%–6.000%, 1/1/32–9/1/43,
with a value of $16,728,000)	0.080%	12/1/14	16,400	16,400	0.0%
				299,800	0.3%

Wellington Fund

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)	Percentage of Net Assets

U.S. Government and Agency Obligations
[8] Federal Home Loan Bank
Discount Notes	0.061%–0.085%	1/14/15–2/11/15	1,060,000	1,059,930	1.2%
Total Temporary Cash Investments (Cost $1,378,230)				1,378,292	1.5%
[9]Total Investments (Cost $66,077,822)				88,927,874	99.3%
Other Assets and Liabilities
Other Assets10				973,289	1.1%
Liabilities6				(356,506)	(0.4%)
				616,783	0.7%
Net Assets				89,544,657	100.0%

Wellington Fund

At November 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	63,183,973
Undistributed Net Investment Income	359,331
Accumulated Net Realized Gains	3,159,592
Unrealized Appreciation (Depreciation)
Investment Securities	22,850,052
Futures Contracts	(7,247)
Swap Contracts	(115)
Foreign Currencies	(929)
Net Assets	89,544,657

Investor Shares—Net Assets
Applicable to 614,361,861 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	25,200,709
Net Asset Value Per Share—Investor Shares	$41.02

Admiral Shares—Net Assets
Applicable to 908,134,340 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	64,343,948
Net Asset Value Per Share—Admiral Shares	$70.85

• See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Securities with a value of $1,073,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 Securities with a value of $724,000 have been segregated as collateral for open swap contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2014, the aggregate value of these securities was $3,753,077,000, representing 4.2% of net assets.
6 Includes $18,562,000 of collateral received for securities on loan.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
9 The total value of securities on loan is $17,340,000.
10 Cash of $10,518,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
REMICS—Real Estate Mortgage Investment Conduits.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Operations

Year Ended
November 30, 2014
($000)
Investment Income
Income
Dividends1	1,378,258
Interest	981,516
Securities Lending	5,023
Total Income	2,364,797
Expenses
Investment Advisory Fees—Note B
Basic Fee	65,156
Performance Adjustment	(2,750)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	45,121
Management and Administrative—Admiral Shares	54,208
Marketing and Distribution—Investor Shares	4,300
Marketing and Distribution—Admiral Shares	8,428
Custodian Fees	830
Auditing Fees	37
Shareholders’ Reports—Investor Shares	248
Shareholders’ Reports—Admiral Shares	168
Trustees’ Fees and Expenses	132
Total Expenses	175,878
Net Investment Income	2,188,919
Realized Net Gain (Loss)
Investment Securities Sold	3,556,116
Futures Contracts	(104,855)
Swap Contracts	4,276
Foreign Currencies	(831)
Realized Net Gain (Loss)	3,454,706
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,786,297
Futures Contracts	(12,895)
Swap Contracts	(2,236)
Foreign Currencies	(1,056)
Change in Unrealized Appreciation (Depreciation)	3,770,110
Net Increase (Decrease) in Net Assets Resulting from Operations	9,413,735
1 Dividends are net of foreign withholding taxes of $14,991,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2014 ($000)	2013 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,188,919	1,919,944
Realized Net Gain (Loss)	3,454,706	3,358,741
Change in Unrealized Appreciation (Depreciation)	3,770,110	7,121,424
Net Increase (Decrease) in Net Assets Resulting from Operations	9,413,735	12,400,109
Distributions
Net Investment Income
Investor Shares	(664,243)	(725,993)
Admiral Shares	(1,461,171)	(1,175,953)
Realized Capital Gain1
Investor Shares	(1,052,242)	(342,707)
Admiral Shares	(2,061,295)	(484,884)
Total Distributions	(5,238,951)	(2,729,537)
Capital Share Transactions
Investor Shares	(3,005,879)	(3,405,616)
Admiral Shares	9,086,141	8,659,551
Net Increase (Decrease) from Capital Share Transactions	6,080,262	5,253,935
Total Increase (Decrease)	10,255,046	14,924,507
Net Assets
Beginning of Period	79,289,611	64,365,104
End of Period2	89,544,657	79,289,611
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $463,589,000 and $152,007,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $359,331,000 and $296,405,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$39.17	$34.29	$31.08	$29.94	$28.99
Investment Operations
Net Investment Income	1.000	.955	.959	.929	. 868
Net Realized and Unrealized Gain (Loss)
on Investments	3.370	5.324	3.201	1.115	.960
Total from Investment Operations	4.370	6.279	4.160	2.044	1.828
Distributions
Dividends from Net Investment Income	(.982)	(. 958)	(. 950)	(. 904)	(. 878)
Distributions from Realized Capital Gains	(1.538)	(.441)	—	—	—
Total Distributions	(2.520)	(1.399)	(.950)	(.904)	(.878)
Net Asset Value, End of Period	$41.02	$39.17	$34.29	$31.08	$29.94

Total Return1	11.72%	18.85%	13.56%	6.85%	6.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$25,199	$26,978	$26,716	$25,743	$26,717
Ratio of Total Expenses to Average Net Assets2	0.26%	0.26%	0.25%	0.27%	0.30%
Ratio of Net Investment Income to
Average Net Assets	2.54%	2.61%	2.91%	2.95%	2.97%
Portfolio Turnover Rate	71%3	35%3	31%3	38%3	35%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.02)%, 0.00%, and 0.01%.
3 Includes 14%, 5%, 15%, and 9% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$67.65	$59.24	$53.68	$51.71	$50.07
Investment Operations
Net Investment Income	1.781	1.700	1.703	1.645	1.542
Net Realized and Unrealized Gain (Loss)
on Investments	5.825	9.175	5.544	1.930	1.658
Total from Investment Operations	7.606	10.875	7.247	3.575	3.200
Distributions
Dividends from Net Investment Income	(1.750)	(1.703)	(1.687)	(1.605)	(1.560)
Distributions from Realized Capital Gains	(2.656)	(.762)	—	—	—
Total Distributions	(4.406)	(2.465)	(1.687)	(1.605)	(1.560)
Net Asset Value, End of Period	$70.85	$67.65	$59.24	$53.68	$51.71

Total Return	11.82%	18.91%	13.69%	6.94%	6.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$64,341	$52,311	$37,649	$29,048	$24,623
Ratio of Total Expenses to Average Net Assets1	0.18%	0.18%	0.17%	0.19%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.62%	2.69%	2.99%	3.03%	3.05%
Portfolio Turnover Rate	71%2	35%2	31%2	38%2	35%
1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.02)%, 0.00%, and 0.01%.
2 Includes 14%, 5%, 15%, and 9% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in

Wellington Fund

market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2014, the fund’s average investments in long and short futures contracts represented 1% and 3% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid

Wellington Fund

debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of pre-qualified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended November 30, 2014, the fund’s average amounts of credit protection purchased and sold each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a

Wellington Fund

predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets.

7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any,

Wellington Fund

under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2014, or at any time during the period then ended.

12. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays Capital U.S. Credit A or Better Bond Index. For the year ended November 30, 2014, the investment advisory fee represented an effective annual basic rate of 0.08% of the fund’s average net assets before a decrease of $2,750,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At November 30, 2014, the fund had contributed capital of $8,530,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 3.41% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Wellington Fund

The following table summarizes the market value of the fund’s investments as of November 30, 2014, based on the inputs used to value them:

	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)
Investments
U.S. Government and Agency Obligations	—	6,157,455	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,472,237	—
Corporate Bonds	—	19,587,926	—
Sovereign Bonds	—	922,346	—
Taxable Municipal Bonds	—	1,399,172	—
Common Stocks	54,200,878	3,809,568	—
Temporary Cash Investments	18,562	1,359,730	—
Futures Contracts—Assets1	1,506	—	—
Futures Contracts—Liabilities1	(3,746)	—	—
Swap Contracts—Liabilities	—	(115)	—
Total	54,217,200	34,708,319	—
1 Represents variation margin on the last day of the reporting period.

E. At November 30, 2014, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate Contracts ($000)	Credit Contracts ($000)	Total ($000)

Statement of Net Assets Caption
Other Assets	1,506	—	1,506
Liabilities	(3,746)	(115)	(3,861)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended November 30, 2014, were:

	Interest Rate Contracts ($000)	Credit Contracts ($000)	Total ($000)

Realized Net Gain (Loss) on Derivatives
Futures Contracts	(104,855)	—	(104,855)
Swap Contracts	—	4,276	4,276
Realized Net Gain (Loss) on Derivatives	(104,855)	4,276	(100,579)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(12,895)	—	(12,895)
Swap Contracts	—	(2,236)	(2,236)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(12,895)	(2,236)	(15,131)

Wellington Fund

At November 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
	Expiration	Number of Long (Short) Contracts	Aggregate Settlement Value Long (Short)	Unrealized Appreciation (Depreciation)
Futures Contracts
10-Year U.S. Treasury Note	March 2015	(9,409)	(1,195,384)	(8,839)
5-Year U.S. Treasury Note	March 2015	6,329	756,266	3,301
2-Year U.S. Treasury Note	March 2015	2,349	514,761	509
30-Year U. S. Treasury Bond	March 2015	(1,289)	(183,844)	(2,218)
				(7,247)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At November 30, 2014, the fund had the following open credit default swap contracts:

Credit Default Swaps
	Termination Date	Counterparty1	Notional Amount ($000)	Remaining Up-Front Fee Received (Paid) ($000)	Periodic Premium Received (Paid) (%)	Unrealized Appreciation (Depreciation) ($000)

Reference Entity
Credit Protection Purchased
General Mills Inc.	3/20/18	DBAG	25,000	595	(1.000)	(115)
1 DBAG—Deutsche Bank AG.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended November 30, 2014, the fund realized net foreign currency losses of $831,000 which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $252,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

Wellington Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $228,666,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2014, the fund had $902,468,000 of ordinary income and $2,836,796,000 of long-term capital gains available for distribution.

G. At November 30, 2014, the cost of investment securities for tax purposes was $66,200,630,000. Net unrealized appreciation of investment securities for tax purposes was $22,727,244,000, consisting of unrealized gains of $23,393,880,000 on securities that had risen in value since their purchase and $666,636,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended November 30, 2014, the fund purchased $17,045,201,000 of investment securities and sold $15,524,238,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $43,823,027,000 and $43,228,919,000, respectively.

I. Capital share transactions for each class of shares were:

			Year Ended November 30,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,619,108	67,325	3,551,065	98,175
Issued in Lieu of Cash Distributions	1,667,729	43,583	1,037,876	29,677
Redeemed	(7,292,716)	(185,330)	(7,994,557)	(218,082)
Net Increase (Decrease)—Investor Shares	(3,005,879)	(74,422)	(3,405,616)	(90,230)
Admiral Shares
Issued	11,217,869	165,365	12,106,200	191,046
Issued in Lieu of Cash Distributions	3,316,007	50,102	1,548,758	25,530
Redeemed	(5,447,735)	(80,541)	(4,995,407)	(78,941)
Net Increase (Decrease) —Admiral Shares	9,086,141	134,926	8,659,551	137,635

J. Management has determined that no material events or transactions occurred subsequent to November 30, 2014, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellington Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the “Fund”) at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodians and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 15, 2015

Special 2014 tax information (unaudited) for Vanguard Wellington Fund

This information for the fiscal year ended November 30, 2014, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,847,951,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $1,296,594,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 42.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2014. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellington Fund Investor Shares Periods Ended November 30, 2014

	One Year	Five Years	Ten Years

Returns Before Taxes	11.72%	11.39%	8.29%
Returns After Taxes on Distributions	9.70	10.29	7.05
Returns After Taxes on Distributions and Sale of Fund Shares	7.51	8.79	6.41

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2014
	Beginning Account Value 5/31/2014	Ending Account Value 11/30/2014	Expenses Paid During Period

Wellington Fund
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,048.73	$1.34
Admiral Shares	1,000.00	1,049.18	0.92
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.76	$1.32
Admiral Shares	1,000.00	1,024.17	0.91
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Wellington Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company, LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The board also noted that the senior portfolio managers of the fund each have over two decades of investment industry experience. The managers are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. The firm has advised the fund since its inception in 1929.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Barclays and are generally from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Barclays U.S. Credit A or Better Bond Index thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q210 012015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2014: $37,000
Fiscal Year Ended November 30, 2013: $33,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2014: $6,605,127
Fiscal Year Ended November 30, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2014: $2,176,479
Fiscal Year Ended November 30, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended November 30, 2014: $316,869
Fiscal Year Ended November 30, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended November 30, 2014: $198,163
Fiscal Year Ended November 30, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2014: $515,032
Fiscal Year Ended November 30, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellington Fund:

In our opinion, the accompanying statement of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the "Fund") at November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodians and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

January 15, 2015

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Vanguard® Wellington™ Fund
Schedule of Investments
November 30, 2014

		Market
		Value
	Shares	($000)
Common Stocks (64.8%)
Consumer Discretionary (5.7%)
Comcast Corp. Class A	25,813,806	1,472,420
Lowe's Cos. Inc.	14,012,510	894,419
Ford Motor Co.	45,663,770	718,291
Twenty-First Century Fox Inc. Class A	19,220,658	707,320
Walt Disney Co.	5,857,306	541,859
Las Vegas Sands Corp.	6,300,740	401,294
Honda Motor Co. Ltd.	6,709,500	202,882
Volkswagen AG Preference Shares	823,211	189,619
Honda Motor Co. Ltd. ADR	588,300	17,837
		5,145,941
Consumer Staples (5.8%)
CVS Health Corp.	13,232,360	1,208,908
Wal-Mart Stores Inc.	8,658,410	757,957
Philip Morris International Inc.	6,377,040	554,356
Procter & Gamble Co.	5,696,145	515,102
Unilever NV	11,856,290	481,840
Diageo plc	13,773,861	424,571
Walgreen Co.	5,398,160	370,368
Coca-Cola Co.	6,550,610	293,664
Kraft Foods Group Inc.	3,917,390	235,709
Mondelez International Inc. Class A	4,997,090	195,886
Anheuser-Busch InBev NV ADR	1,395,340	163,241
Diageo plc ADR	294,100	36,233
		5,237,835
Energy (5.7%)
Exxon Mobil Corp.	15,026,684	1,360,516
Chevron Corp.	11,280,590	1,228,118
Anadarko Petroleum Corp.	8,174,060	646,977
BG Group plc	29,408,704	413,042
Schlumberger Ltd.	4,144,620	356,230
Total SA	5,716,815	319,013
^ Suncor Energy Inc.	8,371,680	264,461
Halliburton Co.	5,748,730	242,597
Marathon Oil Corp.	8,350,630	241,500
		5,072,454
Financials (13.6%)
Wells Fargo & Co.	39,211,097	2,136,221
JPMorgan Chase & Co.	22,742,296	1,368,177
ACE Ltd.	9,661,610	1,104,709
Prudential Financial Inc.	11,997,580	1,019,554
BlackRock Inc.	2,414,620	867,042
PNC Financial Services Group Inc.	9,751,100	852,929
Citigroup Inc.	12,813,360	691,537
MetLife Inc.	10,815,505	601,450
Bank of America Corp.	25,855,410	440,576
US Bancorp	9,929,600	438,888
Marsh & McLennan Cos. Inc.	7,605,670	430,405
Mitsubishi UFJ Financial Group Inc.	68,965,500	397,195
Bank of Nova Scotia	5,343,450	331,508
* UBS Group AG	16,708,934	300,594
Northern Trust Corp.	4,095,270	277,373
Standard Chartered plc	14,899,603	217,842
Zurich Insurance Group AG	622,145	194,979
Hartford Financial Services Group Inc.	3,517,002	145,252
Vornado Realty Trust	1,260,420	140,612
Aflac Inc.	2,336,773	139,575
American International Group Inc.	1,432,470	78,499
		12,174,917
Health Care (12.7%)
Merck & Co. Inc.	27,884,682	1,684,235
Johnson & Johnson	10,213,806	1,105,644

1

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2014

		Market
		Value
	Shares	($000)
Pfizer Inc.	33,833,063	1,053,900
Bristol-Myers Squibb Co.	16,746,125	988,859
Medtronic Inc.	12,802,590	945,727
Eli Lilly & Co.	13,376,790	911,227
Cardinal Health Inc.	10,903,260	896,139
AstraZeneca plc ADR	11,405,970	845,981
UnitedHealth Group Inc.	7,860,960	775,326
Roche Holding AG	2,519,671	753,988
Zoetis Inc.	10,557,676	474,356
* Gilead Sciences Inc.	2,934,450	294,384
* Celgene Corp.	2,002,260	227,637
AmerisourceBergen Corp. Class A	2,436,320	221,827
Novartis AG	1,620,185	156,676
		11,335,906
Industrials (7.8%)
United Parcel Service Inc. Class B	8,430,373	926,667
Raytheon Co.	6,676,894	712,425
Honeywell International Inc.	7,094,910	702,893
General Electric Co.	26,063,100	690,412
FedEx Corp.	3,754,610	668,996
United Technologies Corp.	6,059,900	667,074
Eaton Corp. plc	6,952,060	471,558
CSX Corp.	12,652,670	461,696
^ ABB Ltd. ADR	19,928,360	446,794
Schneider Electric SE	5,473,897	446,606
Caterpillar Inc.	4,131,920	415,671
Lockheed Martin Corp.	1,298,950	248,827
General Dynamics Corp.	952,205	138,412
		6,998,031
Information Technology (8.4%)
Microsoft Corp.	35,192,210	1,682,540
Apple Inc.	9,501,955	1,130,067
Intel Corp.	30,107,680	1,121,511
Accenture plc Class A	10,665,710	920,771
Cisco Systems Inc.	32,036,020	885,476
QUALCOMM Inc.	6,983,580	509,103
Texas Instruments Inc.	9,152,202	498,063
Oracle Corp.	11,246,510	476,964
International Business Machines Corp.	1,697,770	275,327
		7,499,822
Materials (1.3%)
Dow Chemical Co.	11,209,530	545,568
International Paper Co.	8,310,990	447,298
Goldcorp Inc.	6,352,250	124,758
BHP Billiton plc	3,954,274	93,154
		1,210,778
Telecommunication Services (1.7%)
Verizon Communications Inc.	29,384,180	1,486,546

Utilities (2.1%)
NextEra Energy Inc.	7,113,650	742,594
Dominion Resources Inc.	6,464,180	468,976
Duke Energy Corp.	3,986,210	322,484
Exelon Corp.	8,685,694	314,162
		1,848,216
Total Common Stocks (Cost $36,975,839)		58,010,446

2

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (6.9%)
U.S. Government Securities (4.6%)
1,2	United States Treasury Note/Bond	1.500%	6/30/16	104,905	106,872
	United States Treasury Note/Bond	0.500%	7/31/16	14,000	14,037
	United States Treasury Note/Bond	0.875%	1/31/17	12,165	12,241
	United States Treasury Note/Bond	1.000%	9/15/17	500,000	502,420
	United States Treasury Note/Bond	0.750%	10/31/17	230,000	229,066
	United States Treasury Note/Bond	1.000%	5/31/18	220,000	219,140
	United States Treasury Note/Bond	1.375%	9/30/18	953,900	959,414
	United States Treasury Note/Bond	2.750%	2/15/19	30,350	32,095
	United States Treasury Note/Bond	1.750%	9/30/19	950,000	961,580
	United States Treasury Note/Bond	2.875%	5/15/43	784,297	777,560
	United States Treasury Note/Bond	3.625%	2/15/44	60,000	68,475
	United States Treasury Note/Bond	3.375%	5/15/44	163,000	177,823
	United States Treasury Note/Bond	3.125%	8/15/44	30,115	31,367
					4,092,090
Conventional Mortgage-Backed Securities (2.1%)
3,4	Fannie Mae Pool	2.500%	7/1/27–1/1/29	9,719	9,928
3,4	Fannie Mae Pool	4.500%	6/1/28–1/1/45	1,441,935	1,571,516
3,4	Freddie Mac Gold Pool	3.000%	5/1/22–8/1/29	56	59
3,4	Freddie Mac Gold Pool	4.500%	6/1/23–1/1/44	298,037	325,006
3	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	4,062	4,684
3	Ginnie Mae I Pool	8.000%	6/15/17	15	15
					1,911,208
Nonconventional Mortgage-Backed Securities (0.2%)
3,4	Fannie Mae REMICS	3.500%	4/25/31	9,730	10,114
3,4	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	18,581	20,102
3,4	Freddie Mac REMICS	3.500%	3/15/31	5,760	5,989
3,4	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	108,686	117,952
					154,157
Total U.S. Government and Agency Obligations (Cost $5,974,145)					6,157,455
Asset-Backed/Commercial Mortgage-Backed Securities (1.6%)
3	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	105,755	105,880
3	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	145,385	145,897
5	American Tower Trust I	1.551%	3/15/18	14,885	14,986
5	American Tower Trust I	3.070%	3/15/23	43,000	43,006
3	AmeriCredit Automobile Receivables Trust 2012-1	4.720%	3/8/18	11,557	12,028
3,5,6	Apidos CDO	1.728%	4/17/26	50,405	50,289
3,5,6	ARES CLO Ltd.	1.748%	4/17/26	49,360	49,174
3,5,6	Atlas Senior Loan Fund Ltd.	1.796%	10/15/26	13,245	13,200
3,5,6	Atlas Senior Loan Fund V Ltd.	1.796%	7/16/26	12,135	12,077
3,5	Avis Budget Rental Car Funding AESOP LLC 2010-5A	3.150%	3/20/17	12,000	12,242
3,5,6	Babson CLO Ltd.	1.720%	7/20/25	5,660	5,644
3	Banc of America Commercial Mortgage Trust 2006-2	5.918%	5/10/45	15,060	15,714
3	Banc of America Commercial Mortgage Trust 2006-5	5.414%	9/10/47	18,271	19,245
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.540%	9/11/41	21,890	23,180
3,5,6	CECLO 2013-20A 144A	1.714%	1/25/26	40,000	39,684
3,5,6	Cent CLO	1.721%	7/27/26	24,430	24,289
3,5,6	Cent CLO 22 Ltd.	1.713%	11/7/26	37,150	36,929
3,5,6	CIFC Funding Ltd.	1.731%	4/18/25	47,325	47,104
3	COMM 2006-C7 Mortgage Trust	5.949%	6/10/46	20,852	21,921
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	18,085	18,605
3	Credit Suisse Commercial Mortgage Trust Series 2006-
	C4	5.467%	9/15/39	12,455	13,019
3,5,6	Dryden Senior Loan Fund	1.581%	4/18/26	46,650	46,097
3,5	First Investors Auto Owner Trust 2013-2	1.230%	3/15/19	10,902	10,953
3,5	Ford Credit Floorplan Master Owner Trust A Series
	2010-3	4.200%	2/15/17	16,270	16,455
3	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	30,861	31,408

3

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,5	Hilton USA Trust 2013-HLT	2.662%	11/5/30	45,820	46,284
3,5,6	ING Investment Management Co.	1.731%	4/18/26	46,560	46,367
3	LB-UBS Commercial Mortgage Trust 2006-C4	6.029%	6/15/38	9,603	10,125
3,6	LB-UBS Commercial Mortgage Trust 2008-C1	6.320%	4/15/41	29,465	32,753
3,5,6	Limerock CLO	1.731%	4/18/26	53,500	53,304
3,5,6	Madison Park Funding XII Ltd.	1.681%	1/19/25	31,070	30,864
3,5,6	Madison Park Funding XIII Ltd.	1.731%	7/20/26	37,385	37,385
3	Merrill Lynch Mortgage Trust 2006-C1	5.862%	5/12/39	25,972	27,164
3,5	MMAF Equipment Finance LLC 2012-A	2.570%	6/9/33	8,570	8,645
3	Morgan Stanley Capital I Trust 2005-HQ6	4.989%	8/13/42	11,104	11,241
3,5,6	OZLM VI Ltd.	1.778%	4/17/26	38,280	38,100
3	Santander Drive Auto Receivables Trust 2013-2	2.570%	3/15/19	19,690	19,630
3	Santander Drive Auto Receivables Trust 2014-2	2.330%	11/15/19	12,545	12,662
5	SBA Tower Trust	2.898%	10/15/19	46,310	46,656
3,5,6	Seneca Park CLO Ltd.	1.704%	7/17/26	27,340	27,253
3,5,6	Shackleton CLO Ltd.	1.722%	7/17/26	26,765	26,676
3,5	Springleaf Funding Trust	2.410%	12/15/22	45,080	45,142
3,5	Springleaf Mortgage Loan Trust 2013-1A	2.310%	6/25/58	8,330	8,195
3,5,6	SYMP 14-14AA2 144A	1.756%	7/14/26	46,405	46,225
3,5,6	Thacher Park CLO 2014-1	1.705%	10/20/26	19,915	19,836
3	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	8,625	9,018
3,5,6	Voya CLO 2014-2 Ltd.	1.677%	7/17/26	7,275	7,216
3,5	Westlake Automobile Receivables Trust	0.970%	10/16/17	32,450	32,470
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,473,901)					1,472,237
Corporate Bonds (21.9%)
Finance (8.9%)
	Banking (6.7%)
	American Express Centurion Bank	6.000%	9/13/17	20,000	22,474
	American Express Co.	1.550%	5/22/18	62,130	61,555
	American Express Credit Corp.	2.750%	9/15/15	10,000	10,178
	American Express Credit Corp.	2.375%	3/24/17	71,985	73,887
	American Express Credit Corp.	2.125%	7/27/18	49,605	50,125
	American Express Credit Corp.	2.250%	8/15/19	30,200	30,392
	Bank of America Corp.	6.050%	5/16/16	70,000	74,627
	Bank of America Corp.	6.400%	8/28/17	23,000	25,851
	Bank of America Corp.	6.000%	9/1/17	69,725	77,649
	Bank of America Corp.	5.750%	12/1/17	30,000	33,421
	Bank of America Corp.	6.875%	4/25/18	40,000	46,301
	Bank of America Corp.	5.625%	7/1/20	4,550	5,208
	Bank of America Corp.	5.875%	1/5/21	40,000	46,366
	Bank of America Corp.	3.300%	1/11/23	24,005	24,046
	Bank of America Corp.	4.100%	7/24/23	6,735	7,098
	Bank of America Corp.	4.125%	1/22/24	26,100	27,479
	Bank of America Corp.	4.000%	4/1/24	31,800	33,195
	Bank of America Corp.	5.875%	2/7/42	9,965	12,364
	Bank of America Corp.	5.000%	1/21/44	39,433	43,331
	Bank of America Corp.	4.875%	4/1/44	7,110	7,669
	Bank of America NA	5.300%	3/15/17	68,000	73,601
	Bank of America NA	6.000%	10/15/36	30,000	36,913
	Bank of Montreal	1.300%	7/15/16	34,200	34,510
	Bank of Montreal	2.500%	1/11/17	79,535	81,879
	Bank of New York Mellon Corp.	4.950%	3/15/15	58,655	59,414
	Bank of Nova Scotia	3.400%	1/22/15	82,000	82,349
	Bank of Nova Scotia	2.050%	10/30/18	64,150	64,607
	Bank of Nova Scotia	2.800%	7/21/21	25,650	25,799
5	Barclays Bank plc	6.050%	12/4/17	47,500	52,639
	Barclays Bank plc	2.500%	2/20/19	31,800	32,272
	Barclays Bank plc	5.125%	1/8/20	18,095	20,457
	Barclays Bank plc	5.140%	10/14/20	11,905	13,024
	Barclays Bank plc	3.750%	5/15/24	32,000	32,910
	BB&T Corp.	3.200%	3/15/16	34,000	35,006
	BB&T Corp.	4.900%	6/30/17	8,045	8,710

4

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BB&T Corp.	5.250%	11/1/19	8,000	9,020
Bear Stearns Cos. LLC	6.400%	10/2/17	8,765	9,906
Bear Stearns Cos. LLC	7.250%	2/1/18	16,385	19,052
BNP Paribas SA	2.400%	12/12/18	53,700	54,465
BNP Paribas SA	3.250%	3/3/23	12,270	12,478
BNY Mellon NA	4.750%	12/15/14	4,750	4,757
BPCE SA	2.500%	12/10/18	18,325	18,599
BPCE SA	2.500%	7/15/19	53,100	53,749
BPCE SA	4.000%	4/15/24	38,745	40,483
5 BPCE SA	5.150%	7/21/24	35,885	37,276
Canadian Imperial Bank of Commerce	2.350%	12/11/15	56,000	57,069
Capital One Bank USA NA	2.150%	11/21/18	45,055	45,112
Capital One Financial Corp.	2.150%	3/23/15	27,380	27,510
Capital One Financial Corp.	3.150%	7/15/16	10,000	10,335
Capital One Financial Corp.	5.250%	2/21/17	3,580	3,882
Capital One Financial Corp.	4.750%	7/15/21	18,835	20,852
Capital One Financial Corp.	3.750%	4/24/24	55,460	56,670
Citigroup Inc.	4.587%	12/15/15	1,192	1,236
Citigroup Inc.	3.953%	6/15/16	13,322	13,897
Citigroup Inc.	5.850%	8/2/16	30,000	32,335
Citigroup Inc.	4.450%	1/10/17	35,670	37,924
Citigroup Inc.	6.125%	11/21/17	64,960	73,140
Citigroup Inc.	1.750%	5/1/18	25,000	24,920
Citigroup Inc.	6.125%	5/15/18	9,500	10,808
Citigroup Inc.	2.500%	9/26/18	18,000	18,318
Citigroup Inc.	2.550%	4/8/19	55,000	55,733
Citigroup Inc.	8.500%	5/22/19	34,000	42,745
Citigroup Inc.	2.500%	7/29/19	37,530	37,832
Citigroup Inc.	5.375%	8/9/20	7,930	9,069
Citigroup Inc.	4.500%	1/14/22	33,920	37,121
Citigroup Inc.	6.625%	6/15/32	45,000	55,177
Citigroup Inc.	6.125%	8/25/36	30,000	35,392
Citigroup Inc.	8.125%	7/15/39	8,325	12,597
Citigroup Inc.	5.875%	1/30/42	1,290	1,603
Citigroup Inc.	4.950%	11/7/43	16,000	17,812
Citigroup Inc.	5.300%	5/6/44	26,130	27,728
Compass Bank	2.750%	9/29/19	15,105	15,236
5 Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.200%	3/11/15	52,000	52,404
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	55,610	56,465
5 Credit Agricole SA	3.500%	4/13/15	12,865	13,003
5 Credit Agricole SA	2.500%	4/15/19	57,830	58,766
Credit Suisse	2.300%	5/28/19	109,260	109,741
Credit Suisse	3.000%	10/29/21	18,325	18,321
Credit Suisse	3.625%	9/9/24	47,965	48,752
Deutsche Bank AG	2.500%	2/13/19	55,800	56,782
Deutsche Bank AG	3.700%	5/30/24	36,745	37,556
Deutsche Bank Financial LLC	5.375%	3/2/15	59,215	59,894
Fifth Third Bank	2.875%	10/1/21	10,345	10,339
Goldman Sachs Group Inc.	5.350%	1/15/16	58,000	60,870
Goldman Sachs Group Inc.	5.625%	1/15/17	19,820	21,413
Goldman Sachs Group Inc.	5.950%	1/18/18	44,000	49,357
Goldman Sachs Group Inc.	2.375%	1/22/18	22,200	22,576
Goldman Sachs Group Inc.	5.375%	3/15/20	30,790	34,743
Goldman Sachs Group Inc.	6.000%	6/15/20	11,090	12,844
Goldman Sachs Group Inc.	5.250%	7/27/21	56,720	64,011
Goldman Sachs Group Inc.	5.750%	1/24/22	40,725	47,010
Goldman Sachs Group Inc.	3.625%	1/22/23	35,320	35,841
Goldman Sachs Group Inc.	6.450%	5/1/36	50,000	59,425
Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	54,716
Goldman Sachs Group Inc.	6.250%	2/1/41	35,320	44,671
Goldman Sachs Group Inc.	4.800%	7/8/44	30,675	32,146
5 HSBC Bank plc	3.500%	6/28/15	17,937	18,252
5 HSBC Bank plc	4.750%	1/19/21	62,040	69,342
HSBC Holdings plc	4.000%	3/30/22	72,455	77,306

5

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Holdings plc	6.500%	5/2/36	25,000	31,666
HSBC Holdings plc	6.100%	1/14/42	40,665	53,579
HSBC Holdings plc	5.250%	3/14/44	13,210	14,516
HSBC USA Inc.	1.625%	1/16/18	39,500	39,594
HSBC USA Inc.	2.625%	9/24/18	20,000	20,547
HSBC USA Inc.	3.500%	6/23/24	40,000	41,195
Huntington National Bank	2.200%	4/1/19	22,280	22,292
5 ING Bank NV	3.750%	3/7/17	23,000	24,204
JPMorgan Chase & Co.	5.250%	5/1/15	40,000	40,752
JPMorgan Chase & Co.	6.000%	1/15/18	57,000	64,266
JPMorgan Chase & Co.	6.300%	4/23/19	10,340	12,040
JPMorgan Chase & Co.	4.950%	3/25/20	55,000	61,410
JPMorgan Chase & Co.	4.350%	8/15/21	41,386	45,000
JPMorgan Chase & Co.	4.500%	1/24/22	44,780	49,112
JPMorgan Chase & Co.	3.250%	9/23/22	18,645	18,856
JPMorgan Chase & Co.	3.375%	5/1/23	27,610	27,191
JPMorgan Chase & Co.	3.875%	2/1/24	39,000	40,836
JPMorgan Chase & Co.	5.600%	7/15/41	96,000	116,101
JPMorgan Chase & Co.	5.400%	1/6/42	18,035	21,337
JPMorgan Chase & Co.	5.625%	8/16/43	16,100	18,700
Mellon Funding Corp.	5.000%	12/1/14	30,000	30,004
Morgan Stanley	6.000%	4/28/15	44,000	44,959
Morgan Stanley	3.800%	4/29/16	9,470	9,826
Morgan Stanley	5.450%	1/9/17	70,000	75,890
Morgan Stanley	2.125%	4/25/18	52,125	52,394
Morgan Stanley	2.500%	1/24/19	100,000	101,154
Morgan Stanley	5.625%	9/23/19	24,355	27,749
Morgan Stanley	5.750%	1/25/21	79,825	92,078
Morgan Stanley	3.875%	4/29/24	97,010	99,623
Morgan Stanley	3.700%	10/23/24	29,050	29,372
Morgan Stanley	6.250%	8/9/26	20,000	24,238
National City Corp.	6.875%	5/15/19	13,950	16,469
Northern Trust Corp.	3.450%	11/4/20	9,000	9,592
PNC Bank NA	4.875%	9/21/17	50,000	54,493
PNC Bank NA	3.300%	10/30/24	18,195	18,386
PNC Bank NA	4.200%	11/1/25	16,650	17,628
PNC Financial Services Group Inc.	3.900%	4/29/24	41,565	42,500
5 Standard Chartered plc	3.850%	4/27/15	14,990	15,191
State Street Corp.	5.375%	4/30/17	76,315	83,855
Svenska Handelsbanken AB	2.875%	4/4/17	40,000	41,614
Synchrony Financial	3.000%	8/15/19	10,990	11,155
UBS AG	3.875%	1/15/15	29,052	29,171
UBS AG	5.875%	7/15/16	33,530	36,119
UBS AG	5.875%	12/20/17	15,945	17,913
UBS AG	4.875%	8/4/20	8,000	8,982
US Bancorp	1.650%	5/15/17	32,000	32,362
US Bancorp	3.700%	1/30/24	52,500	55,012
Wells Fargo & Co.	3.625%	4/15/15	2,200	2,227
Wells Fargo & Co.	3.676%	6/15/16	19,000	19,833
Wells Fargo & Co.	2.625%	12/15/16	53,000	54,702
Wells Fargo & Co.	5.625%	12/11/17	31,150	34,893
Wells Fargo & Co.	2.150%	1/15/19	91,150	91,916
Wells Fargo & Co.	3.000%	1/22/21	26,735	27,333
Wells Fargo & Co.	3.500%	3/8/22	64,245	66,942
Wells Fargo & Co.	3.450%	2/13/23	61,885	62,167
Wells Fargo & Co.	4.480%	1/16/24	46,156	49,157
Wells Fargo & Co.	5.606%	1/15/44	68,281	79,179
Wells Fargo & Co.	4.650%	11/4/44	10,315	10,485
Brokerage (0.0%)
Ameriprise Financial Inc.	5.300%	3/15/20	11,590	13,250
Finance Companies (0.6%)
General Electric Capital Corp.	4.625%	1/7/21	78,930	88,282
General Electric Capital Corp.	5.300%	2/11/21	30,850	35,231

6

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Electric Capital Corp.	3.150%	9/7/22	119,030	121,618
General Electric Capital Corp.	3.100%	1/9/23	19,460	19,717
General Electric Capital Corp.	3.450%	5/15/24	28,400	29,243
General Electric Capital Corp.	6.750%	3/15/32	13,920	18,694
General Electric Capital Corp.	6.150%	8/7/37	59,700	75,950
General Electric Capital Corp.	5.875%	1/14/38	66,921	82,657
General Electric Capital Corp.	6.875%	1/10/39	25,440	35,282
Insurance (1.5%)
ACE Capital Trust II	9.700%	4/1/30	20,000	29,550
ACE INA Holdings Inc.	2.600%	11/23/15	11,000	11,214
ACE INA Holdings Inc.	5.800%	3/15/18	40,360	45,695
ACE INA Holdings Inc.	3.350%	5/15/24	22,345	22,697
Aetna Inc.	1.750%	5/15/17	2,636	2,664
Aetna Inc.	6.500%	9/15/18	11,460	13,295
3 Allstate Corp.	6.125%	5/15/67	30,000	31,950
3 Allstate Corp.	6.500%	5/15/67	20,000	22,050
American International Group Inc.	4.125%	2/15/24	18,450	19,580
Chubb Corp.	6.000%	5/11/37	50,000	64,589
CNA Financial Corp.	3.950%	5/15/24	5,410	5,545
5 Farmers Exchange Capital	7.050%	7/15/28	25,000	31,984
5 Five Corners Funding Trust	4.419%	11/15/23	42,330	44,744
5 Jackson National Life Insurance Co.	8.150%	3/15/27	18,890	24,781
5 Liberty Mutual Group Inc.	4.250%	6/15/23	14,330	14,854
5 Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	39,276
Loews Corp.	2.625%	5/15/23	20,110	19,151
5 MassMutual Global Funding II	2.100%	8/2/18	46,890	47,409
5 MassMutual Global Funding II	2.350%	4/9/19	28,000	28,387
MetLife Inc.	1.903%	12/15/17	9,010	9,109
MetLife Inc.	3.600%	4/10/24	40,250	41,294
MetLife Inc.	4.125%	8/13/42	5,565	5,421
MetLife Inc.	4.875%	11/13/43	31,425	34,706
5 Metropolitan Life Global Funding I	1.500%	1/10/18	50,360	50,350
5 Metropolitan Life Global Funding I	1.875%	6/22/18	12,690	12,772
5 Metropolitan Life Insurance Co.	7.700%	11/1/15	51,000	54,146
5 New York Life Global Funding	1.650%	5/15/17	44,000	44,508
5 New York Life Insurance Co.	5.875%	5/15/33	55,395	67,995
Prudential Financial Inc.	3.000%	5/12/16	11,995	12,361
Prudential Financial Inc.	2.300%	8/15/18	24,545	24,915
Prudential Financial Inc.	4.500%	11/15/20	34,365	37,592
5 QBE Insurance Group Ltd.	2.400%	5/1/18	9,160	9,154
5 Teachers Insurance & Annuity Association of America	4.900%	9/15/44	14,830	15,861
Torchmark Corp.	7.875%	5/15/23	45,000	57,862
Travelers Cos. Inc.	5.800%	5/15/18	32,500	37,079
UnitedHealth Group Inc.	6.000%	6/15/17	9,500	10,632
UnitedHealth Group Inc.	6.000%	2/15/18	26,300	29,916
UnitedHealth Group Inc.	3.875%	10/15/20	27,960	29,940
UnitedHealth Group Inc.	2.875%	3/15/22	4,696	4,702
UnitedHealth Group Inc.	2.875%	3/15/23	16,000	15,859
UnitedHealth Group Inc.	4.250%	3/15/43	67,400	67,564
WellPoint Inc.	2.300%	7/15/18	15,110	15,280
WellPoint Inc.	3.700%	8/15/21	10,000	10,493
WellPoint Inc.	3.125%	5/15/22	53,740	53,773
WellPoint Inc.	3.300%	1/15/23	42,468	42,360
Real Estate Investment Trusts (0.1%)
AvalonBay Communities Inc.	3.625%	10/1/20	20,780	21,722
Duke Realty LP	6.500%	1/15/18	8,755	9,932
HCP Inc.	3.750%	2/1/16	7,950	8,213
Realty Income Corp.	6.750%	8/15/19	21,075	24,975
Realty Income Corp.	4.650%	8/1/23	25,010	26,937
5 WEA Finance LLC / Westfield UK & Europe Finance plc	1.750%	9/15/17	14,730	14,766
5 WEA Finance LLC / Westfield UK & Europe Finance plc	2.700%	9/17/19	22,360	22,554
				7,939,529

7

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Industrial (11.3%)
Basic Industry (0.3%)
BHP Billiton Finance USA Ltd.	7.250%	3/1/16	15,000	16,230
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	45,970	48,122
CF Industries Inc.	5.375%	3/15/44	36,165	38,978
EI du Pont de Nemours & Co.	2.750%	4/1/16	54,000	55,529
Monsanto Co.	4.700%	7/15/64	8,775	9,045
Rio Tinto Alcan Inc.	7.250%	3/15/31	15,293	19,936
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	37,000	42,613
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	11,700	12,130
Rio Tinto Finance USA plc	2.000%	3/22/17	8,095	8,212
Rio Tinto Finance USA plc	2.250%	12/14/18	38,500	38,644
Rio Tinto Finance USA plc	3.500%	3/22/22	17,000	17,179
3 Rohm and Haas Holdings Ltd.	9.800%	4/15/20	4,125	4,817
Capital Goods (0.9%)
3M Co.	6.375%	2/15/28	24,990	33,587
Boeing Co.	8.625%	11/15/31	9,460	14,835
Caterpillar Financial Services Corp.	1.625%	6/1/17	25,220	25,532
Caterpillar Financial Services Corp.	2.625%	3/1/23	53,000	51,877
Caterpillar Inc.	3.900%	5/27/21	51,914	56,383
Caterpillar Inc.	2.600%	6/26/22	11,345	11,225
Caterpillar Inc.	3.400%	5/15/24	30,675	31,562
Caterpillar Inc.	3.803%	8/15/42	13,960	13,472
Caterpillar Inc.	4.300%	5/15/44	13,000	13,499
Deere & Co.	7.125%	3/3/31	17,500	24,367
General Dynamics Corp.	3.875%	7/15/21	14,925	16,164
General Electric Co.	5.250%	12/6/17	11,685	12,976
General Electric Co.	2.700%	10/9/22	29,000	28,887
General Electric Co.	4.125%	10/9/42	8,735	8,942
General Electric Co.	4.500%	3/11/44	35,000	37,918
Honeywell International Inc.	4.250%	3/1/21	40,681	45,331
Illinois Tool Works Inc.	3.500%	3/1/24	66,450	69,083
John Deere Capital Corp.	2.250%	4/17/19	28,125	28,445
John Deere Capital Corp.	1.700%	1/15/20	21,935	21,456
Parker-Hannifin Corp.	4.450%	11/21/44	17,735	18,447
5 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	89,650	97,629
United Technologies Corp.	1.800%	6/1/17	21,785	22,186
United Technologies Corp.	3.100%	6/1/22	7,010	7,173
United Technologies Corp.	7.500%	9/15/29	19,230	27,864
United Technologies Corp.	6.050%	6/1/36	20,325	26,529
United Technologies Corp.	6.125%	7/15/38	45,000	58,839
Communication (2.4%)
21st Century Fox America Inc.	4.500%	2/15/21	14,500	15,915
21st Century Fox America Inc.	3.000%	9/15/22	11,891	11,829
21st Century Fox America Inc.	4.000%	10/1/23	4,505	4,764
21st Century Fox America Inc.	6.150%	2/15/41	33,265	41,821
America Movil SAB de CV	3.125%	7/16/22	84,600	84,153
America Movil SAB de CV	4.375%	7/16/42	20,430	19,871
American Tower Corp.	3.450%	9/15/21	30,665	30,383
AT&T Inc.	2.950%	5/15/16	23,655	24,354
AT&T Inc.	1.600%	2/15/17	38,000	38,345
AT&T Inc.	1.400%	12/1/17	24,000	23,874
AT&T Inc.	5.600%	5/15/18	44,000	49,385
AT&T Inc.	2.300%	3/11/19	40,800	40,987
AT&T Inc.	4.450%	5/15/21	10,000	10,915
AT&T Inc.	6.450%	6/15/34	73,115	91,152
AT&T Inc.	6.800%	5/15/36	11,305	14,450
AT&T Inc.	6.500%	9/1/37	9,675	12,024
AT&T Inc.	6.550%	2/15/39	15,265	19,055
AT&T Inc.	5.350%	9/1/40	9,340	10,090
AT&T Inc.	5.550%	8/15/41	33,530	37,546
BellSouth Corp.	6.550%	6/15/34	32,225	40,252
CBS Corp.	4.300%	2/15/21	27,830	30,082

8

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comcast Corp.	2.850%	1/15/23	9,760	9,714
Comcast Corp.	3.600%	3/1/24	44,880	46,834
Comcast Corp.	4.250%	1/15/33	42,890	44,469
Comcast Corp.	4.200%	8/15/34	23,435	24,059
Comcast Corp.	5.650%	6/15/35	4,725	5,718
Comcast Corp.	6.500%	11/15/35	4,720	6,244
Comcast Corp.	6.400%	5/15/38	4,320	5,665
Comcast Corp.	4.650%	7/15/42	37,485	40,335
Comcast Corp.	4.500%	1/15/43	22,000	23,221
Comcast Corp.	4.750%	3/1/44	17,630	19,402
5 Deutsche Telekom International Finance BV	2.250%	3/6/17	15,785	16,103
5 Deutsche Telekom International Finance BV	4.875%	3/6/42	27,715	29,747
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	18,320	18,283
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	10,120	11,365
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	5,000	5,409
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	9,875	10,118
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.450%	4/1/24	62,375	65,554
Discovery Communications LLC	5.625%	8/15/19	10,635	12,076
Discovery Communications LLC	5.050%	6/1/20	8,365	9,243
Discovery Communications LLC	3.250%	4/1/23	5,440	5,306
Grupo Televisa SAB	6.625%	1/15/40	25,090	30,474
Grupo Televisa SAB	5.000%	5/13/45	6,100	6,225
5 NBCUniversal Enterprise Inc.	1.662%	4/15/18	76,135	76,173
5 NBCUniversal Enterprise Inc.	1.974%	4/15/19	100,115	99,480
NBCUniversal Media LLC	4.375%	4/1/21	23,900	26,410
Orange SA	4.125%	9/14/21	60,990	65,419
5 SBA Tower Trust	2.933%	12/15/17	33,310	33,849
5 Sky plc	2.625%	9/16/19	14,845	14,855
5 Sky plc	3.750%	9/16/24	31,310	31,736
Time Warner Cable Inc.	5.850%	5/1/17	34,980	38,499
Time Warner Cable Inc.	6.550%	5/1/37	10,790	13,725
Time Warner Cable Inc.	7.300%	7/1/38	6,875	9,305
Time Warner Cable Inc.	6.750%	6/15/39	7,305	9,430
Time Warner Cable Inc.	5.875%	11/15/40	10,630	12,539
Time Warner Cos. Inc.	7.570%	2/1/24	20,000	25,992
Time Warner Cos. Inc.	6.950%	1/15/28	20,000	25,677
Time Warner Inc.	4.875%	3/15/20	14,000	15,456
Time Warner Inc.	4.750%	3/29/21	8,000	8,798
Verizon Communications Inc.	4.500%	9/15/20	95,525	104,636
Verizon Communications Inc.	3.450%	3/15/21	19,600	20,288
Verizon Communications Inc.	3.500%	11/1/21	5,495	5,674
Verizon Communications Inc.	6.400%	9/15/33	79,665	98,679
Verizon Communications Inc.	5.850%	9/15/35	49,525	58,168
Verizon Communications Inc.	6.900%	4/15/38	9,710	12,632
Verizon Communications Inc.	4.750%	11/1/41	11,880	12,185
Verizon Communications Inc.	6.550%	9/15/43	53,045	68,608
5 Verizon Communications Inc.	4.862%	8/21/46	78,107	81,459
Viacom Inc.	6.125%	10/5/17	7,500	8,425
Viacom Inc.	3.250%	3/15/23	17,870	17,493
Walt Disney Co.	4.125%	6/1/44	23,115	24,259
Consumer Cyclical (1.7%)
Amazon.com Inc.	2.500%	11/29/22	34,760	33,044
5 American Honda Finance Corp.	1.500%	9/11/17	18,760	18,836
5 American Honda Finance Corp.	1.600%	2/16/18	30,845	30,848
American Honda Finance Corp.	2.125%	10/10/18	45,655	46,210
AutoZone Inc.	3.700%	4/15/22	46,136	47,683
AutoZone Inc.	3.125%	7/15/23	33,000	32,556
CVS Health Corp.	5.750%	6/1/17	7,891	8,742
CVS Health Corp.	2.750%	12/1/22	50,000	48,681
5 Daimler Finance North America LLC	2.375%	8/1/18	35,000	35,614
5 Daimler Finance North America LLC	2.250%	7/31/19	69,485	69,643
Daimler Finance North America LLC	8.500%	1/18/31	33,000	50,032
eBay Inc.	1.350%	7/15/17	12,580	12,516

9

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Ford Motor Credit Co. LLC	2.375%	3/12/19	70,000	69,910
	Home Depot Inc.	2.250%	9/10/18	39,555	40,467
	Home Depot Inc.	2.700%	4/1/23	31,170	30,835
	Home Depot Inc.	3.750%	2/15/24	11,500	12,250
	Home Depot Inc.	4.400%	3/15/45	23,505	25,047
5	Hyundai Capital America	1.625%	10/2/15	14,955	15,049
	Johnson Controls Inc.	7.125%	7/15/17	36,300	41,328
	Lowe's Cos. Inc.	6.875%	2/15/28	5,790	7,522
	Lowe's Cos. Inc.	6.500%	3/15/29	39,900	51,199
	Lowe's Cos. Inc.	5.500%	10/15/35	20,000	24,048
	Lowe's Cos. Inc.	6.650%	9/15/37	25,905	35,420
	McDonald's Corp.	2.625%	1/15/22	7,805	7,749
	McDonald's Corp.	3.250%	6/10/24	8,190	8,287
5	Nissan Motor Acceptance Corp.	1.950%	9/12/17	44,895	45,405
5	Nissan Motor Acceptance Corp.	1.800%	3/15/18	46,400	46,449
5	Nissan Motor Acceptance Corp.	2.650%	9/26/18	24,990	25,670
	PACCAR Financial Corp.	1.600%	3/15/17	39,311	39,797
	Target Corp.	5.875%	7/15/16	20,000	21,625
	Target Corp.	2.900%	1/15/22	27,000	27,250
	Toyota Motor Credit Corp.	2.800%	1/11/16	42,517	43,596
	Toyota Motor Credit Corp.	1.750%	5/22/17	47,000	47,707
	Toyota Motor Credit Corp.	1.250%	10/5/17	35,945	35,964
5	Volkswagen Group of America Finance LLC	2.450%	11/20/19	16,935	17,088
5	Volkswagen International Finance NV	1.625%	3/22/15	83,250	83,566
	Wal-Mart Stores Inc.	3.250%	10/25/20	25,754	27,144
	Wal-Mart Stores Inc.	4.250%	4/15/21	29,000	32,049
	Wal-Mart Stores Inc.	2.550%	4/11/23	69,450	68,288
	Wal-Mart Stores Inc.	5.625%	4/15/41	112,595	141,526
	Consumer Noncyclical (3.8%)
	AbbVie Inc.	1.750%	11/6/17	31,160	31,311
	AbbVie Inc.	2.000%	11/6/18	37,390	37,394
	Actavis Funding SCS	4.850%	6/15/44	36,000	35,778
	Altria Group Inc.	4.750%	5/5/21	23,376	25,899
	Altria Group Inc.	2.850%	8/9/22	18,810	18,257
	Altria Group Inc.	4.500%	5/2/43	49,830	48,942
	AmerisourceBergen Corp.	3.500%	11/15/21	12,320	12,778
	Amgen Inc.	2.300%	6/15/16	25,340	25,853
	Amgen Inc.	3.875%	11/15/21	33,315	35,162
	Amgen Inc.	5.150%	11/15/41	54,150	58,873
	Anheuser-Busch Cos. LLC	5.000%	3/1/19	13,000	14,570
	Anheuser-Busch Cos. LLC	6.500%	1/1/28	19,550	24,613
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	12,830	14,640
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	27,300	29,803
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	141,996	138,560
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	4,720	4,365
3	Ascension Health Alliance	4.847%	11/15/53	44,750	49,848
	AstraZeneca plc	1.950%	9/18/19	12,065	12,036
	AstraZeneca plc	6.450%	9/15/37	23,385	30,887
3,5,6	Avery 2014 A 144A	1.754%	4/25/26	46,220	46,073
5	BAT International Finance plc	3.250%	6/7/22	58,280	58,568
	Baxter International Inc.	5.900%	9/1/16	12,498	13,558
5	Bayer US Finance LLC	2.375%	10/8/19	7,510	7,554
5	Bayer US Finance LLC	3.000%	10/8/21	36,150	36,500
5	Bayer US Finance LLC	3.375%	10/8/24	11,700	11,836
	Bristol-Myers Squibb Co.	3.250%	11/1/23	40,790	41,821
	Cardinal Health Inc.	1.700%	3/15/18	2,585	2,580
	Cardinal Health Inc.	2.400%	11/15/19	27,350	27,380
	Cardinal Health Inc.	3.200%	3/15/23	13,035	12,936
	Cardinal Health Inc.	3.500%	11/15/24	24,705	24,693
	Cardinal Health Inc.	4.500%	11/15/44	28,805	28,650
5	Cargill Inc.	6.000%	11/27/17	25,000	28,168
5	Cargill Inc.	4.307%	5/14/21	60,532	66,872
5	Cargill Inc.	6.875%	5/1/28	19,355	25,121

10

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Cargill Inc.	6.125%	4/19/34	28,980	37,031
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	2,140	2,141
Catholic Health Initiatives Colorado GO	2.600%	8/1/18	9,745	9,990
3 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	4,975	4,949
Celgene Corp.	2.250%	5/15/19	6,565	6,533
Celgene Corp.	3.625%	5/15/24	15,280	15,475
Coca-Cola Co.	5.350%	11/15/17	85,000	95,219
Coca-Cola Co.	3.300%	9/1/21	10,075	10,575
Coca-Cola Enterprises Inc.	3.500%	9/15/20	9,900	10,312
Coca-Cola Enterprises Inc.	4.500%	9/1/21	8,430	9,324
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	30,936	31,165
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	34,200	35,893
Coca-Cola HBC Finance BV	5.500%	9/17/15	17,440	17,966
Colgate-Palmolive Co.	7.600%	5/19/25	13,920	19,141
ConAgra Foods Inc.	1.900%	1/25/18	9,090	9,055
Diageo Capital plc	2.625%	4/29/23	48,310	46,813
Diageo Investment Corp.	2.875%	5/11/22	26,991	27,008
Dignity Health	2.637%	11/1/19	5,595	5,670
Dignity Health	3.812%	11/1/24	11,415	11,753
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	7,850	7,727
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	7,905	7,719
Eli Lilly & Co.	4.650%	6/15/44	29,425	32,326
Express Scripts Holding Co.	2.650%	2/15/17	43,711	44,957
Express Scripts Holding Co.	2.250%	6/15/19	23,100	23,034
Express Scripts Holding Co.	4.750%	11/15/21	23,400	25,819
Express Scripts Holding Co.	3.500%	6/15/24	33,150	33,002
5 Forest Laboratories Inc.	4.875%	2/15/21	9,000	9,608
6 General Mills Inc.	6.390%	2/5/23	50,000	56,719
Gilead Sciences Inc.	3.700%	4/1/24	26,895	28,047
Gilead Sciences Inc.	3.500%	2/1/25	16,540	16,973
Gilead Sciences Inc.	4.500%	2/1/45	12,000	12,647
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	36,160	35,643
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	53,997
GlaxoSmithKline Capital plc	1.500%	5/8/17	36,755	37,133
GlaxoSmithKline Capital plc	2.850%	5/8/22	28,930	28,919
5 Grupo Bimbo SAB de CV	3.875%	6/27/24	19,505	19,561
5 Heineken NV	1.400%	10/1/17	8,150	8,136
5 Heineken NV	2.750%	4/1/23	25,450	24,427
5 Heineken NV	4.000%	10/1/42	1,390	1,312
5 Japan Tobacco Inc.	2.100%	7/23/18	22,200	22,473
Johnson & Johnson	5.150%	7/15/18	14,800	16,747
Kaiser Foundation Hospitals	3.500%	4/1/22	11,731	12,110
Kaiser Foundation Hospitals	4.875%	4/1/42	13,205	15,012
Kraft Foods Group Inc.	2.250%	6/5/17	11,390	11,613
Kraft Foods Group Inc.	3.500%	6/6/22	40,490	41,662
Kroger Co.	3.300%	1/15/21	16,485	16,893
Kroger Co.	3.850%	8/1/23	10,770	11,151
Kroger Co.	4.000%	2/1/24	22,290	23,396
McKesson Corp.	3.250%	3/1/16	6,650	6,838
McKesson Corp.	2.700%	12/15/22	7,710	7,431
McKesson Corp.	2.850%	3/15/23	7,620	7,343
McKesson Corp.	3.796%	3/15/24	18,350	18,812
Medtronic Inc.	1.375%	4/1/18	13,520	13,415
Medtronic Inc.	3.625%	3/15/24	10,350	10,620
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	11,055	10,893
Merck & Co. Inc.	1.300%	5/18/18	33,670	33,504
Merck & Co. Inc.	2.800%	5/18/23	54,775	54,588
Merck & Co. Inc.	6.550%	9/15/37	10,000	13,914
Merck & Co. Inc.	4.150%	5/18/43	22,090	23,061
Molson Coors Brewing Co.	2.000%	5/1/17	1,180	1,195
Molson Coors Brewing Co.	3.500%	5/1/22	16,525	16,756
Molson Coors Brewing Co.	5.000%	5/1/42	14,965	15,884
Mondelez International Inc.	6.500%	2/9/40	21,400	27,952
Novartis Capital Corp.	3.400%	5/6/24	76,500	79,214

11

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,950	2,060
Pepsi Bottling Group Inc.	7.000%	3/1/29	10,000	13,741
PepsiCo Inc.	3.100%	1/15/15	38,800	38,930
PepsiCo Inc.	2.750%	3/1/23	29,800	29,247
PepsiCo Inc.	4.000%	3/5/42	51,391	50,442
Pfizer Inc.	3.000%	6/15/23	65,000	65,265
Philip Morris International Inc.	4.500%	3/26/20	8,250	9,172
Philip Morris International Inc.	4.125%	5/17/21	43,025	46,726
Philip Morris International Inc.	2.500%	8/22/22	21,645	21,042
Philip Morris International Inc.	2.625%	3/6/23	46,850	45,520
3 Procter & Gamble - Esop	9.360%	1/1/21	36,991	46,193
5 Roche Holdings Inc.	6.000%	3/1/19	8,225	9,529
5 Roche Holdings Inc.	2.875%	9/29/21	33,000	33,511
5 SABMiller Holdings Inc.	2.450%	1/15/17	11,400	11,671
5 SABMiller Holdings Inc.	3.750%	1/15/22	2,390	2,499
5 SABMiller Holdings Inc.	4.950%	1/15/42	4,100	4,557
5 SABMiller plc	6.500%	7/1/16	50,000	54,725
Sanofi	4.000%	3/29/21	44,090	47,919
St. Jude Medical Inc.	2.500%	1/15/16	24,840	25,293
Sysco Corp.	3.000%	10/2/21	12,470	12,705
Sysco Corp.	3.500%	10/2/24	7,095	7,276
5 Tesco plc	5.500%	11/15/17	50,000	53,825
Thermo Fisher Scientific Inc.	3.200%	5/1/15	10,355	10,470
Thermo Fisher Scientific Inc.	3.200%	3/1/16	11,405	11,727
Thermo Fisher Scientific Inc.	1.850%	1/15/18	20,495	20,559
Tyson Foods Inc.	2.650%	8/15/19	9,200	9,323
Unilever Capital Corp.	4.250%	2/10/21	95,235	105,678
Wyeth LLC	5.950%	4/1/37	25,000	31,326
Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	37,686
Zoetis Inc.	3.250%	2/1/23	3,475	3,393
Zoetis Inc.	4.700%	2/1/43	4,170	4,123
Energy (1.1%)
BP Capital Markets plc	3.200%	3/11/16	24,500	25,266
BP Capital Markets plc	1.846%	5/5/17	25,000	25,342
BP Capital Markets plc	4.750%	3/10/19	27,215	30,078
BP Capital Markets plc	4.500%	10/1/20	16,000	17,447
BP Capital Markets plc	3.245%	5/6/22	35,000	35,136
BP Capital Markets plc	2.500%	11/6/22	22,000	20,714
BP Capital Markets plc	3.994%	9/26/23	7,550	7,880
BP Capital Markets plc	3.814%	2/10/24	24,500	25,166
Chevron Corp.	3.191%	6/24/23	49,470	50,760
ConocoPhillips	5.200%	5/15/18	80,000	89,382
ConocoPhillips Co.	2.875%	11/15/21	14,665	14,824
ConocoPhillips Co.	3.350%	11/15/24	10,250	10,375
ConocoPhillips Co.	4.300%	11/15/44	29,225	29,906
Dominion Gas Holdings LLC	3.550%	11/1/23	21,445	21,946
EOG Resources Inc.	5.625%	6/1/19	16,100	18,458
EOG Resources Inc.	2.625%	3/15/23	10,286	9,891
Halliburton Co.	3.500%	8/1/23	78,795	80,595
Nisource Finance Corp.	4.800%	2/15/44	10,370	11,057
Occidental Petroleum Corp.	4.100%	2/1/21	39,240	42,003
Occidental Petroleum Corp.	2.700%	2/15/23	10,750	10,345
Phillips 66	4.875%	11/15/44	24,975	25,459
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	60,000	61,148
5 Schlumberger Investment SA	2.400%	8/1/22	23,925	23,373
Schlumberger Investment SA	3.650%	12/1/23	44,520	46,766
Shell International Finance BV	4.375%	3/25/20	28,875	31,915
Shell International Finance BV	2.250%	1/6/23	34,000	32,761
Suncor Energy Inc.	3.600%	12/1/24	18,465	18,720
Suncor Energy Inc.	5.950%	12/1/34	20,700	25,115
Total Capital International SA	1.550%	6/28/17	44,415	44,728
Total Capital International SA	2.700%	1/25/23	33,630	32,773
Total Capital SA	2.125%	8/10/18	42,000	42,650

12

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
TransCanada PipeLines Ltd.	3.800%	10/1/20	47,125	49,859
Other Industrial (0.1%)
5 Hutchison Whampoa Finance CI Ltd.	3.625%	10/31/24	29,800	29,897
5 Hutchison Whampoa International 11 Ltd.	3.500%	1/13/17	6,145	6,411
3 Johns Hopkins University Maryland GO	4.083%	7/1/53	26,970	27,278
Technology (0.5%)
Apple Inc.	2.850%	5/6/21	44,000	45,025
Apple Inc.	3.450%	5/6/24	39,950	41,531
Apple Inc.	3.850%	5/4/43	17,000	16,533
Apple Inc.	4.450%	5/6/44	5,075	5,456
Cisco Systems Inc.	4.450%	1/15/20	24,095	26,709
Cisco Systems Inc.	2.900%	3/4/21	13,350	13,715
EMC Corp.	1.875%	6/1/18	24,995	24,969
EMC Corp.	2.650%	6/1/20	20,000	20,105
EMC Corp.	3.375%	6/1/23	20,000	19,824
International Business Machines Corp.	2.000%	1/5/16	15,825	16,092
International Business Machines Corp.	1.250%	2/6/17	10,075	10,146
International Business Machines Corp.	8.375%	11/1/19	25,000	32,261
International Business Machines Corp.	3.375%	8/1/23	70,925	72,527
International Business Machines Corp.	3.625%	2/12/24	60,000	62,279
International Business Machines Corp.	5.875%	11/29/32	25,000	31,516
Microsoft Corp.	3.625%	12/15/23	16,000	17,092
Oracle Corp.	6.125%	7/8/39	18,000	22,786
Transportation (0.5%)
Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,595	7,666
Burlington Northern Santa Fe LLC	3.000%	3/15/23	15,182	15,054
Burlington Northern Santa Fe LLC	3.850%	9/1/23	68,200	71,792
3 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	25,977	28,478
5 ERAC USA Finance LLC	5.900%	11/15/15	19,500	20,461
5 ERAC USA Finance LLC	2.750%	3/15/17	6,795	7,008
5 ERAC USA Finance LLC	2.350%	10/15/19	27,135	27,102
5 ERAC USA Finance LLC	4.500%	8/16/21	9,295	10,156
5 ERAC USA Finance LLC	3.300%	10/15/22	2,115	2,108
5 ERAC USA Finance LLC	7.000%	10/15/37	26,175	35,071
5 ERAC USA Finance LLC	5.625%	3/15/42	10,000	11,558
3 Federal Express Corp. 1998 Pass Through Trust	6.720%	1/15/22	25,891	30,216
FedEx Corp.	2.625%	8/1/22	5,385	5,264
FedEx Corp.	2.700%	4/15/23	23,430	22,700
FedEx Corp.	4.900%	1/15/34	10,610	11,708
FedEx Corp.	3.875%	8/1/42	5,095	4,775
FedEx Corp.	4.100%	4/15/43	20,500	19,854
FedEx Corp.	5.100%	1/15/44	18,015	20,191
Southwest Airlines Co.	5.750%	12/15/16	32,500	35,355
3 Southwest Airlines Co. 1993-A Pass Through Trust	7.540%	6/29/15	5,831	6,018
3 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	17,720	20,289
United Parcel Service Inc.	2.450%	10/1/22	17,950	17,578
United Parcel Service Inc.	4.875%	11/15/40	14,815	16,993
				10,114,536
Utilities (1.7%)
Electric (1.5%)
Alabama Power Co.	5.550%	2/1/17	17,650	19,195
Alabama Power Co.	5.700%	2/15/33	15,000	18,844
Ameren Illinois Co.	6.125%	12/15/28	54,000	65,999
Berkshire Hathaway Energy Co.	6.125%	4/1/36	25,000	31,186
Commonwealth Edison Co.	5.950%	8/15/16	23,120	25,095
Connecticut Light & Power Co.	5.650%	5/1/18	13,655	15,505
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	20,930	22,654
Consolidated Edison Co. of New York Inc.	5.300%	12/1/16	25,505	27,742
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	11,278	13,478
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	51,625	54,255
Dominion Resources Inc.	5.200%	8/15/19	19,250	21,577
Dominion Resources Inc.	3.625%	12/1/24	29,400	29,843

13

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Duke Energy Carolinas LLC	5.250%	1/15/18	9,000	10,031
	Duke Energy Carolinas LLC	5.100%	4/15/18	18,235	20,410
	Duke Energy Carolinas LLC	3.900%	6/15/21	50,025	53,954
	Duke Energy Florida Inc.	6.350%	9/15/37	8,000	10,837
	Duke Energy Florida Inc.	6.400%	6/15/38	27,055	36,770
	Duke Energy Progress Inc.	6.300%	4/1/38	14,705	19,494
	Florida Power & Light Co.	5.650%	2/1/35	50,000	61,264
	Florida Power & Light Co.	4.950%	6/1/35	10,000	11,604
	Florida Power & Light Co.	5.650%	2/1/37	5,000	6,312
	Florida Power & Light Co.	5.950%	2/1/38	39,215	51,580
	Georgia Power Co.	5.400%	6/1/18	38,660	43,484
	Georgia Power Co.	4.300%	3/15/42	23,145	23,843
	National Rural Utilities Cooperative Finance Corp.	3.875%	9/16/15	24,125	24,766
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	60,000	67,256
	Northern States Power Co.	6.250%	6/1/36	50,000	67,305
	NSTAR LLC	4.500%	11/15/19	3,535	3,878
	Pacific Gas & Electric Co.	4.250%	5/15/21	11,365	12,518
	Pacific Gas & Electric Co.	3.850%	11/15/23	17,950	18,801
	Pacific Gas & Electric Co.	3.750%	2/15/24	12,250	12,807
	Pacific Gas & Electric Co.	5.125%	11/15/43	11,255	12,694
	PacifiCorp	2.950%	6/1/23	29,675	29,841
	PacifiCorp	5.900%	8/15/34	12,500	15,501
	PacifiCorp	6.250%	10/15/37	36,635	47,958
	Peco Energy Co.	5.350%	3/1/18	20,545	22,932
	Potomac Electric Power Co.	6.500%	11/15/37	25,000	34,516
	Public Service Electric & Gas Co.	5.300%	5/1/18	25,100	28,183
	San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	4,561
	Sierra Pacific Power Co.	3.375%	8/15/23	34,040	35,154
	South Carolina Electric & Gas Co.	6.050%	1/15/38	34,000	43,394
	Southern California Edison Co.	6.000%	1/15/34	7,695	9,962
	Southern California Edison Co.	5.550%	1/15/37	50,475	61,341
	Southern California Edison Co.	5.950%	2/1/38	40,000	51,743
	Southern Co.	2.450%	9/1/18	9,395	9,640
	Virginia Electric & Power Co.	2.750%	3/15/23	34,540	34,272
	Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	22,313
	Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	55,725
	Natural Gas (0.1%)
	AGL Capital Corp.	6.375%	7/15/16	25,815	27,949
	National Grid plc	6.300%	8/1/16	30,000	32,638
	Other Utility (0.1%)
	South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	10,839
	UGI Utilities Inc.	5.753%	9/30/16	37,590	40,418
					1,533,861
Total Corporate Bonds (Cost $18,247,554)					19,587,926
Sovereign Bonds (U.S. Dollar-Denominated) (1.0%)
5	Abu Dhabi National Energy Co.	5.875%	10/27/16	41,140	44,748
5	CDP Financial Inc.	4.400%	11/25/19	40,000	44,374
5	Electricite de France SA	4.600%	1/27/20	50,000	55,401
5	Electricite de France SA	4.875%	1/22/44	11,000	11,872
3,5	Electricite de France SA	5.250%	1/29/49	22,485	23,328
3,5	Electricite de France SA	5.625%	12/29/49	45,000	48,150
5	Gazprom Neft OAO Via GPN Capital SA	4.375%	9/19/22	6,985	5,763
	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	49,648
	Japan Finance Organization for Municipalities	4.625%	4/21/15	7,800	7,932
	Korea Development Bank	2.500%	3/11/20	78,800	79,246
	Korea Finance Corp.	2.875%	8/22/18	37,605	38,669
	Oesterreichische Kontrollbank AG	4.500%	3/9/15	10,500	10,619
	Province of Ontario	4.000%	10/7/19	56,415	61,791
	Province of Ontario	4.400%	4/14/20	50,000	56,037
	Province of Ontario Canada	4.500%	2/3/15	12,270	12,358
	Quebec	5.125%	11/14/16	50,000	54,205

14

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	51,455	52,077
Statoil ASA	2.250%	11/8/19	22,515	22,620
Statoil ASA	2.900%	11/8/20	57,210	58,295
Statoil ASA	2.750%	11/10/21	32,860	33,122
Statoil ASA	2.450%	1/17/23	15,017	14,378
Statoil ASA	2.650%	1/15/24	14,000	13,378
Statoil ASA	3.700%	3/1/24	20,145	20,969
Statoil ASA	3.250%	11/10/24	20,730	20,755
5 Temasek Financial I Ltd.	2.375%	1/23/23	45,150	44,098
United Mexican States	3.500%	1/21/21	13,956	14,420
United Mexican States	3.600%	1/30/25	24,005	24,093
Total Sovereign Bonds (Cost $872,462)				922,346
Taxable Municipal Bonds (1.6%)
Atlanta GA Downtown Development Authority
Revenue	6.875%	2/1/21	8,815	10,094
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	40,000	55,408
California GO	5.700%	11/1/21	16,840	19,922
California GO	7.550%	4/1/39	25,680	38,871
California GO	7.300%	10/1/39	9,670	13,956
California GO	7.625%	3/1/40	2,720	4,104
California GO	7.600%	11/1/40	30,925	47,903
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	8,545	10,287
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	25,680	28,997
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	8,970	11,997
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	29,925	39,818
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	36,445	47,698
Grand Parkway Transportation Corp. Texas System Toll
Revenue	5.184%	10/1/42	40,435	48,742
Houston TX GO	6.290%	3/1/32	24,610	30,856
Illinois GO	5.100%	6/1/33	52,895	51,836
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	29,200	37,347
7 Kansas Development Finance Authority Revenue
(Public Employees Retirement System)	5.501%	5/1/34	50,000	57,612
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	15,645	19,712
Los Angeles CA Unified School District GO	5.750%	7/1/34	55,325	68,898
Louisville & Jefferson County KY Metropolitan Sewer
District Sewer & Drainage System Revenue	6.250%	5/15/43	19,000	25,017
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	21,685	27,886
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	22,105	27,828
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	35,285	52,151
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	4,000	5,719
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.790%	6/15/41	2,030	2,285
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	15,950	21,024
New York Metropolitan Transportation Authority
Revenue	6.814%	11/15/40	4,000	5,502
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	10,860	16,465
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	5,235	6,845
North Texas Tollway Authority System Revenue	6.718%	1/1/49	61,100	86,373
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	25,930	33,035
Oregon GO	5.902%	8/1/38	19,510	23,986
7 Oregon School Boards Association GO	5.528%	6/30/28	50,000	58,316
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	12,735	15,800
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	10,455	13,379

15

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	53,000	53,797
	President & Fellows of Harvard College Massachusetts
	GO	6.300%	10/1/37	50,675	54,476
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	11,890	15,578
	Stanford University	6.875%	2/1/24	34,745	45,375
	Stanford University	7.650%	6/15/26	29,000	40,591
	University of California Regents General Revenue	4.601%	5/15/31	21,975	24,274
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	18,070	24,054
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	29,065	38,761
	University of California Revenue	5.770%	5/15/43	24,325	30,264
	University of California Revenue	4.765%	5/15/44	5,980	6,333
Total Taxable Municipal Bonds (Cost $1,155,691)					1,399,172

				Shares
Temporary Cash Investments (1.5%)
Money Market Fund (0.0%)
8,9	Vanguard Market Liquidity Fund	0.116%		18,561,600	18,562

				Face
				Amount
				($000)
Repurchase Agreements (0.3%)
	Bank of America Securities, LLC (Dated 11/28/14,
	Repurchase Value $62,501,000, collateralized by
	Federal Farm Credit Bank 0.000%, 3/15/17, Federal
	Home Loan Mortgage Corp. 0.000%, 5/4/37, with a
	value of $63,750,000)	0.100%	12/1/14	62,500	62,500
	Citigroup Global Markets Inc. (Dated 11/28/14,
	Repurchase Value $300,000, collateralized by U.S.
	Treasury Note 0.875%, 8/15/17, with a value of
	$306,000)	0.080%	12/1/14	300	300
	HSBC Bank USA (Dated 11/28/14, Repurchase Value
	$36,600,000, collateralized by Federal National
	Mortgage Assn. 3.500%, 6/1/42, with a value of
	$37,239,000)	0.080%	12/1/14	36,600	36,600
	RBC Capital Markets LLC (Dated 11/28/14, Repurchase
	Value $184,002,000, collateralized by Federal Home
	Loan Mortgage Corp. 3.500%, 7/1/32-10/1/34,
	Federal National Mortgage Assn. 3.500%, 8/1/27-
	11/1/44, with a value of $187,680,000)	0.100%	12/1/14	184,000	184,000
	TD Securities (USA) LLC (Dated 11/28/14, Repurchase
	Value $16,400,000, collateralized by Federal Home
	Loan Mortgage Corp. 3.500%-6.000%, 1/1/32-
	9/1/43, with a value of $16,728,000)	0.080%	12/1/14	16,400	16,400
					299,800
U.S. Government and Agency Obligations (1.2%)
10	Federal Home Loan Bank Discount Notes	0.065%	1/14/15	400,000	399,980
10	Federal Home Loan Bank Discount Notes	0.061%	1/28/15	175,000	174,984
10	Federal Home Loan Bank Discount Notes	0.085%	2/11/15	485,000	484,966
					1,059,930
Total Temporary Cash Investments (Cost $1,378,230)					1,378,292
Total Investments (99.3%) (Cost $66,077,822)					88,927,874
Other Assets and Liabilities—Net (0.7%)8,11					616,783
Net Assets (100%)					89,544,657

16

Vanguard® Wellington Fund
Schedule of Investments
November 30, 2014

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $17,340,000.
* Non-income-producing security.
1 Securities with a value of $1,073,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 Securities with a value of $724,000 have been segregated as collateral for open swap contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2014, the aggregate value of these securities was $3,753,077,000, representing 4.2% of net assets.
6 Adjustable-rate security.
7 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
8 Includes $18,562,000 of collateral received for securities on loan.
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
10 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
11 Cash of $10,518,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REMICS—Real Estate Mortgage Investment Conduits.

17

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA210_012015

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: January 21, 2015
VANGUARD WELLINGTON FUND
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: January 21, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.